1933 Act Registration No. 33-82056
                                              1940 Act Registration No. 811-8662

             As filed with the Securities and Exchange Commission on
                               December 16, 1997.
------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.
                         Post-Effective Amendment No. 5     X

                                                 and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 6     X

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               (Exact name of registrant as specified in charter)


                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 734-5721

                              WOODROW E. ENO, ESQ.
             Senior Vice President, Secretary and General Counsel of
                          AID ASSOCIATION FOR LUTHERANS
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:  Continuous

It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b):
               May 1, 1998 pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1)
               on (date) pursuant to paragraph (a)(1)
          X 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number or amount of its securities of each of its five series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a Rule 24f-2 Notice on February 28, 1997.

                   THE AAL VARIABLE PRODUCT SERIES FUND, INC.
                              CROSS REFERENCE SHEET

Pursuant to Rule 495 under the Securities Act of 1933 indicating the location of the information called for by the Items of Parts A and B of Form N-1A.

         Item No.      Caption                                          Location
         Part A
         1.            Cover Page                                       Cover Page
         2.            Synopsis                                         Prospectus Summary
         3.            Condensed Financial Information                  Financial Highlights; Prospectus Summary
         4.            General Description of Registrant,               Cover Page; Prospectus Summary;
                         Depositor, and Portfolio Companies             Investment Objectives and Policies; Other
                                                                        Investment and Risk Factors Regarding the
                                                                        Portfolios
         5.            Management of the Fund                           Management of the Fund
         5A.           Management's Discussion of Fund                  Annual Report
                         Performance
         6.            Capital Stock and Other Securities               Description of Shares; Shareholder
                                                                        Inquiries; Dividends, Distributions and
                                                                        Taxes
         7.            Purchase of Securities Being Offered             Purchase and Redemption of Shares;
                                                                        Net Asset Value
         8.            Redemption or Repurchase                         Purchase and Redemption of Shares;
                                                                        Other Investment and Risk Factors
                                                                        Regarding The PortfoliosCRepurchase
                                                                        Agreements and Borrowing
         9.            Pending Legal Proceedings                        Not applicable

         Part B
         10.           Cover Page                                       Cover Page
         11.           Table of Contents                                Table of Contents
         12.           General Information and History                  Not Applicable
         13.           Investment Objectives and Policies               Introduction; Investment Techniques;
                                                                        Options and Futures; Investment
                                                                        Restrictions
         14.           Management of the Fund                           Management of the FundCBoard of
                                                                        Directors and Executive Officers
         15.           Control Persons and Principal                    Management of the FundCPrincipal
                         Holders of Securities                          Holders of Securities
         16.           Investment Advisory and Other Services           Management of the FundCThe
                                                                        Investment Adviser; Management of the
                                                                        FundCCustodian, Transfer Agent and
                                                                        Independent Auditors for the Fund
         17.           Brokerage Allocation and Other                   Portfolio Transactions
                         Practices
         18.           Capital Stock and Other Securities               Not applicable
         19.           Purchase, Redemption and Pricing of              Purchases and Redemptions; Pricing
                         Securities Being Offered                       Considerations
         20.           Tax Status                                       Dividends and Distributions
         21.           Underwriters                                     Not applicable
         22.           Calculation of Performance Data                  Calculation of Yield and Total
                                                                        Return
         23.           Financial Statements                             Financial Statements

         Part C
         Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.

                             4321 North Ballard Road
                            Appleton Wisconsin 54919
                                  (920) 7345721
                                 (800) 225-5225
                                   Prospectus

                                  March 1, 1998


        The AAL Variable Product Series Fund, Inc. (the Fund) is an open-end diversified investment company, commonly called a mutual fund. The Fund is made up of seven separate Portfolios, each with its own specific investment objective. Shares of the Fund are sold only to two separate accounts. The separate accounts (the AAL Variable Annuity Account I and the AAL Variable Life Account I) fund variable annuity and variable life insurance certificates (the Certificates) offered by Aid Association for Lutherans (AAL). AAL also serves as the Investment Adviser to the Fund. AAL will use its professional experience to help the Portfolios to meet their individual objectives however, no assurance can be made that these objectives will be met. This Fund Prospectus describes the following Portfolios:

        The AAL Variable Product Money Market Portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high-quality, short-term money market instruments. AN INVESTMENT IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

        The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

        The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond, and Money Market Portfolios, respectively.

        The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the index.

        The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard &Poor's SmallCap 600 Index by investing primarily in common stocks included in the index.

        The AAL Variable Product International Stock Portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

        The AAL Variable Product High Yield Bond Portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

        This Fund Prospectus provides information that buyers of the Certificates ought to know before investing. Read this Fund Prospectus carefully along with the accompanying Account Prospectus and keep them for future reference. The Fund has filed a Statement of Additional Information, dated March 1, 1998 , with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by writing the Fund at the AAL Variable Annuity Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919 or calling 800-225-5225. The Telecommunications Device for the Deaf (TDD) number is 800-735-9644.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE COMMISSION HAVE PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        TABLE OF CONTENTS

Prospectus Summary
        Organization of the Fund
        The Fund and the Certificates
        Reading the Prospectus
        The Portfolios
Money Market Portfolio
Bond Portfolio
Balanced Portfolio
Large Company Stock Portfolio
Small Company Stock Portfolio
International Stock Portfolio
High Yield Bond Portfolio
Other Investment and Risk Factors Regarding the Portfolios
Investment Restrictions
Performance Information
Management of the Fund
Purchase and Redemption of Shares
Net Asset Value
Dividends, Distributions and Taxes
Additional Information
        Fund Organization and Description of Shares
        Voting Privileges
        Indemnity and Limitation of Liability of Directors and Officers Custodian, Transfer Agent And Independent Auditors
Shareholder Inquiries
Appendix: Security Ratings
        Ratings in General
        Corporate Bond Ratings
        Commercial Paper Ratings

PROSPECTUS SUMMARY

Organization of the Fund

        The AAL Variable Product Series Fund, Inc. (the Fund) is registered with the SEC as an open-end diversified management investment company. The Fund currently consists of seven Portfolios, each of which represents a separate series of shares of beneficial interest in the Fund. The Fund serves as a funding vehicle for the AAL Variable Annuity Certificates and AAL Variable Life Insurance Certificates (the Certificates). We issue the Certificates through one of two separate accounts: AAL Variable Annuity Account I and AAL Variable Life Account I (the Variable Accounts). The rights of the Variable Accounts as shareholders of the Fund are distinguished from your rights as the Certificate Owners; however certain voting privileges are passed down to you. See Voting Privileges in this Fund Prospectus and the accompanying Account Prospectus for more information concerning your rights as a Certificate Owner.

        We include the Fund's financial statements and performance results in the Statement of Additional Information for the AAL Variable Annuity. You can obtain a Statement of Additional Information free of charge by calling 800-225-5225 or completing the order form at the end of the Account Prospectus. We also give you performance information in this Prospectus for the Standard &Poor's 500(R) Index, the Standard &Poor's SmallCap 600 Index and the Lehman Brothers Aggregate Bond Index. Certain of the Portfolios seek to achieve investment results that approximate the performance of these indexes. See Performance Information for more information

The Fund and the Certificates

        The Fund is the investment vehicle used by two separate accounts: the AAL Variable Annuity Account I and the AAL Variable Life Account I. We established both Variable Accounts under the laws of the State of Wisconsin. We also registered them as unit investment trusts with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). Each Variable Account meets the definition of a separate account under the Federal securities laws. The SEC does not supervise the management or investment practices or policies of the Variable Accounts.

         The purpose of the Accounts is to fund either Annuity or Life Insurance Certificates. Each Variable Account is divided into Subaccounts. A Premium payment flows through the Certificate to either a Variable Account or a Fixed Account according to your instructions. From the Variable Account, the premiums flow to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. The Portfolios and their investment objectives are described below. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for the performance of the Portfolios and their corresponding Subaccount. The share price will vary with the performance of the Portfolios.

Reading the Prospectus

        References to "you" and "your" in this Fund Prospectus refer to you as an indirect owner of the Fund through your ownership of either the AAL Variable Annuity or the AAL Variable Life Insurance Certificates. References to "we," "us," or "our" refer to Aid Association for Lutherans, also known as AAL. We are the Adviser of the Fund, the Transfer Agent for the Fund shares and the issuer of the Certificates.

The Portfolios

        In the Prospectus, we provide you with information on: the investment objectives, policies and risks of investing in the Portfolios. We also include the description of the management of the Fund and other services provided to the Fund. In addition to each separate Portfolio description, we give more detailed information on the risks of investing under Additional Investment Risks.



                                Primary                       Primary                        Primary
                                Objective                     Investments                    Risks

AAL Variable Product Money      Current Income                Money market instruments       Interest rate
Market Portfolio
AAL Variable Product Bond       Current income with total     Investment-grade bonds         Interest rate and credit
Portfolio                       return approximating the
                                Lehman Brothers Index
AAL Variable Product Balanced   Income and long-term          Large company stocks and       Financial, market, interest
Portfolio                       capital growth                investment-grade bonds         rate and credit
AAL Variable Product Large      Long-term capital growth      Large company stocks           Financial and market
Company Stock Portfolio         with total return
                                approximating the S&P 500 (R)
                                Index
AAL Variable Product Small      Long-term capital growth      Small company stocks           Financial and market
Company Stock Portfolio         with total return
                                approximating the S&P
                                SmallCap 600 Index
AAL Variable Product            Long-term capital growth      Foreign stocks                 Financial, market and
International Stock Portfolio                                                                foreign investments
AAL Variable Product High       High level of current         Below investment-grade bonds   Interest rate, credit and
Yield Bond Portfolio            income and capital growth                                    market



THE AAL VARIABLE PRODUCT MONEY MARKET PORTFOLIO

Investment Objective

        The Money Market Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

Investment Policies

We invest in short-term money market instruments for the Portfolio, such as:

1. obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of money market mutual funds that limit their investments to the foregoing securities;

2. certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks, and domestic branches of foreign banks. Issuing banks must have total assets at the time of purchase in excess of $1 billion, and must be members of the Federal Deposit Insurance Corporation;

3. commercial paper that at the time of purchase is defined as First Tier or Second Tier by the Investment Company Act of 1940, as long as we do not invest more than 5% of the Portfolio's total assets in Second Tier commercial paper;

4. corporate obligations, including variable rate master notes, which at the date of investment are rated in one of the two highest categories by a nationally recognized statistical rating organization, or, if unrated, issued by a corporation with outstanding short-term debt that has an equivalent or better rating at the time of investment.

        We invest in securities maturing in 397 days or less and the Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Portfolio's investment, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. To the extent it is practical, we try to maintain a constant net asset value per share of $1.00 for the Portfolio.

        Do not consider the Portfolio as a deposit or other obligation of any bank, credit union or any affiliated entity. The Federal Deposit Insurance Corporation (FDIC) nor any other government agency insures nor protects your investment. You bear all of the investment risk including the loss of principal.

Investment Risks

Interest Rate Risk

        Changes in interest rate levels affect the yield of the money market instruments in the Portfolio.

Credit Risk

        The creditworthiness of the issuers of certain securities may decline during the Portfolio's holding period.

Portfolio Manager

        Alan D. Onstad, CFA, has managed the Money Market Portfolio since its inception on June 14, 1995. Mr. Onstad is Assistant Vice President of Securities and has been employed by us since 1973.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of each Portfolio up to $250,000,000 and 0.30% of the average daily net assets of each Portfolio in excess of that amount.

Financial Highlights

        The following Financial Highlights table covers the Money Market Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. The auditor's report is contained in the Fund's Statement of Additional Information. You should read the Financial Highlights together with the Fund's audited financial statements and notes which are contained in the Statement of Additional Information. You can obtain the Statement of Additional Information free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.


                            Income from Investment Operations               Less Distributions


                NET ASSET                  Net realized and                                                            Net increase
                VALUE:                     unrealized gains  Total from    From net      From net                      (decrease) in
                BEGINNING   Net investment (losses) on       investment    investment    realized       Total          net asset
                OF PERIOD   income         investments       operations    income        capital gains  Distributions  value
Year Ended
Dec. 31, 1997   $ 1.00
Year Ended
Dec. 31, 1996   $ 1.00      $ 0.05         $ -               $ 0.05        $ (0.05)      $ -            $  0.05        $ -
Year Ended
Dec. 31, 1995   $ 1.00      $ 0.03         $ -               $ 0.03        $ (0.03)      $ -            $ (0.03)       $ -



                                                             Ratios/Supplemental Data

                                                                           Ratio of net
                                                             Ratio of      investment
                NET ASSET                                    expenses to   income to                    Average
                VALUE: END  Total          Net Assets:       average net   average net   Portfolio      commission
                OF PERIOD   return (a)     End of Period     assets(b)(c)  assets(a)(c)  turnover rate  rate paid

Year Ended
Dec. 31, 1997   $ 1.00
Year Ended
Dec. 31, 1996   $ 1.00      5.23%          $ 17,125,033.00   0.35%         5.10%
Year Ended
Dec. 31, 1995   $ 1.00      3.02%          $ 7,044,642.00    0.35%         5.71%


(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the period shown. The Portfolio is reported as period-to-date total return.

(b) Calculated on an annualized basis.

(c) Without reimbursement, the ratio of expenses to average net income would have been 1.40%, .065% and --% and the ratio of net investment income to average net assets would have been 4.66%, 4.80% and ---%.

(d) Amounts shown reflect the average brokerage commission paid on each share of stock traded by the Portfolio during the period indicated.

THE AAL VARIABLE PRODUCT BOND PORTFOLIO

Objective

        The Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index (the Lehman Bond Index) by investing primarily in bonds and other debt securities included in the index.

        Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time, and eligible investments for the Bond Portfolio will include any additional asset classes included in the Lehman Bond Index.

Policies

        We invest only in a representative sample of fixed income and mortgage-backed securities included in the Lehman Bond Index. We cannot invest in all 6,300 issues that make up the Lehman Bond Index because of the prohibitive cost to acquire and maintain such a large number of issues. We invest 80% or more of the Bond Portfolio's assets in securities that are included in the Lehman Bond Index. Each security included must meet the following criteria:

               - have a maturity  of no less than one year;
               - have at least $100  million  par  amount   outstanding;
               - be  rated  as investment-grade    quality;
               - be fixed rate;
               - be dollar-denominated  and  nonconvertible;  and
               - be publicly issued, no private placements.


        We divide the Bond Portfolio into four classes of investment-grade fixed-income securities. As of December 31, 1997, these four classes represented the following proportions of the Portfolio's total market value:

                                                  Percent of Total
             U.S. Treasury & Government Agency         XX.X%
             Corporate                                 XX.X
             Mortgage-Backed                           XX.X
             Asset-Backed                              XX.X
                      Total                            100%


        We may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Housing Authority. GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. We may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government. We will invest in the securities of a particular agency only when the Portfolio Manager is satisfied that the credit risk is minimal. Mortgage-backed securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

        We make every effort to ensure that the Portfolio will remain fully invested. Our ability to match the performance of the Lehman Bond Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We will manage the Portfolio to reduce such effects. Portfolio turnover is expected to be less than 50% per year. Although the Portfolio will attempt to achieve a high correlation with the target Lehman Bond Index, it cannot guarantee that such results will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: the size of the bid-ask spread associated with Portfolio investments and Portfolio management expenses incurred. A portion of the assets, normally expected to be less than 5% of the Portfolio's assets, may at times be invested in money market investments. No securities, other than futures contracts, will be purchased on margin.

Investment Risks

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk

        The creditworthiness of the issuers of certain securities may decline during the Portfolio's holding period.

Portfolio Manager

        R. Jerry Scheel has managed the Bond Portfolio since its inception on June 14, 1995. Mr. Scheel is Second Vice President of Securities and has been employed by us since 1972.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights

        The following Financial Highlights table covers the Bond Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. The auditor's report is contained in the Fund's Statement of Additional Information. You should read the Financial Highlights together with the Fund's audited financial statements and notes which are contained in the Statement of Additional Information. You can obtain the Statement of Additional Information free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.



                Income from Investment Operations                           Less Distributions

                NET ASSET                   Net realized and                                                           Net increase
                VALUE:                      unrealized gains  Total from    From net     From net                      (decrease) in
                BEGINNING   Net investment  (losses) on       investment    investment   realized       Total          net asset
                OF PERIOD   income          investments       operations    income       capital gains  Distributions  value
Year Ended
Dec. 31, 1997   $  9.90
Year Ended
Dec. 31, 1996   $ 10.23     $ 0.63          $ (0.33)          $ 0.30        $ (0.63)     $ -            $ (0.63)       $ (0.33)
Year Ended
Dec. 31, 1995   $ 10.00     $ 0.34           $ 0.23           $ 0.57        $ (0.34)     $ -            $ (0.34)       $ 0.23



                                                              Ratios/Supplemental Data

                                                              Ratio of      Investment
                NET ASSET                                     expenses to   income to                   Average
                VALUE: END  Total           Net Assets:       average net   average net  Portfolio      commission
                OF PERIOD   return (a)      End of Period     assets(b)(c)  assets(a)(c) turnover rate  rate paid
Year Ended
Dec. 31, 1997
Year Ended
Dec. 31, 1996   $ 9.90      3.10%           $ 17,666,369.00   0.35%         6.51%        11.65%
Year Ended
Dec. 31, 1995   $ 10.23     5.80%           $ 9,362,832.00    0.35%         6.54%         6.51%

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the period shown. The Portfolio is reported as period-to-date total return.

(b) Calculated on an annualized basis.

(c) Without reimbursement, the ratio of expenses to average net income would have been 1.25%, .68% and --% and the ratio of net investment income to average net assets would have been 5.64%, 6.18% and --%.

(d) Amounts shown reflect the average brokerage commission paid on each share of stock traded by the Portfolio during the period indicated.



THE AAL VARIABLE PRODUCT BALANCED PORTFOLIO

Objective

        The Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the Large Company Stock, Bond, and Money Market Portfolios, respectively.

Policies

        We invest in the following three asset classes within the ranges given for the Portfolio:

                                              minimum         maximum
                   common stocks                35%             75%

                   debt securities              25              50

                   money market                  0              40
                   instruments


        We select common stocks from the same pool of stocks that make up the Large Company Stock Portfolio. The weighting of those stocks will be proportionate to the weightings in the Large Company Stock Portfolio. For debt securities, we will generally select securities from the same pool of securities that make up the Bond Portfolio. At times, however, a debt security may be selected that is not in the Bond Portfolio but will be selected in accordance with that Portfolio's objectives. In similar fashion, we will select money market instruments in keeping with the Money Market Portfolio, however, the Balanced Portfolio will not always hold the same issues as the Money Market Portfolio. Investment decisions for the Balanced Portfolio are made by a committee of AAL investment personnel.

        We periodically review and adjust the mix of investments among the three security classes. In doing this, we strive to take advantage of changing financial markets and economic conditions that could result in increased returns. We strive to keep the annual turnover rate at below 50%. As of December 31, 1997, we weighted the investments in the classes as follows:

                                                     percent weighted
                      common stocks                        XX.X%

                      debt securities                      XX.X

                      money market                         XX.X
                      instruments

                                      total                        100%

Investment Risks

Financial Risk

        There is the possibility that an individual company may not perform well, and as a result, the value of that company's security may decline.

Market Risk

        Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Portfolio's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). We do not employ any temporary or defensive measures in times of generally declining market conditions. You could lose money investing in the Portfolio.

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk

        The creditworthiness of the issuers of certain securities may decline during the Portfolio's holding period.

Portfolio Manager

        John A. Larson, CFA, has managed the Balanced Portfolio since its inception on June 14, 1995. Mr. Larson is Director of Securities and has been employed by us since 1971.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights

        The following Financial Highlights table covers the Balanced Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. The auditor's report is contained in the Fund's Statement of Additional Information. You should read the Financial Highlights together with the Fund's audited financial statements and notes which are contained in the Statement of Additional Information. You can obtain the Statement of Additional Information free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.


                             Income from Investment Operations                   Less Distributions


                NET ASSET                 Net realized and                                                             Net increase
                VALUE:                    unrealized gains   Total from    From net      From net                      (decrease) in
                BEGINNING  Net investment (losses) on        investment    investment    realized       Total          net asset
                OF PERIOD  income         investments        operations    income        capital gains  Distributions  value
Year Ended
Dec. 31, 1997   $ 11.96
Year Ended
Dec. 31, 1996   $ 10.92    $ 0.14         $ 1.05             $ 1.46        $ (0.41)      $ (0.01)       $ (0.42)       $ 1.04
Year Ended
Dec. 31, 1995   $ 10.00    $ 0.22         $ 0.92             $ 1.14        $ (0.21)      $ (0.01)       $ (0.22)       $ 0.92





                                                             Ratios/Supplemental Data

                                                                           Ratio of net
                                                             Ratio of      investment
                NET ASSET                                    expenses to   income to                    Average
                VALUE:END  Total          Net Assets:        average net   average net   Portfolio      commission
                OF PERIOD  return (a)     End of Period      assets(b)(c)  assets(a)(c)  turnover rate  rate paid

Year Ended
Dec. 31, 1997                                                                                           $ 0.0400
Year Ended
Dec. 31, 1996
Year Ended      $ 11.96    13.65%         $ 126,517,669.00   0.35%             3.89%     5.43%          $ 0.0400
Dec. 31, 1995   $ 10.92    11.46%         $  28,758,722.00   0.35%             4.07%     2.29%          $ 0.0400

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the period shown. The Portfolio is reported as period-to-date total return.

(b) Calculated on an annualized basis.

(c) Without reimbursement, the ratio of expenses to average net income would have been 1.15%, .6% and --% and the ratio of net investment income to average net assets would have been 3.27%, 3.65% and --%.

(d) Amounts shown reflect the average brokerage commission paid on each share of stock traded by the Portfolio during the period indicated.


THE  AAL VARIABLE PRODUCT LARGE COMPANY STOCK PORTFOLIO

Objective

        The Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) Index) by investing primarily in common stocks included in the index.

Policies

        We select stocks with the help of computer models instead of using traditional analysis to emulate the S&P 500(R) Index. The Large Company Stock Portfolio will hold each stock in similar proportions as in the S&P 500(R) Index. The Portfolio will try to hold as many of the 500 issues in the index as is practicable. When periodic changes are made to the Index, we will attempt to make similar changes to our Portfolio as soon as is practicable. We expect Portfolio turnover no more than 50% per year.

        To the extent possible, we try to remain fully invested. Our ability to match the performance of the S&P 500(R) Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We will try to manage the Portfolio to reduce such effects. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the Portfolio's assets. We may invest up to 20% of the Portfolio's net assets, valued at the time of purchase, in securities of foreign issuers, including American Depositary Receipts (ADRs). The Portfolio may also invest in Standard & Poor's Depositary Receipts (SPDRs). These are interests in a closed-end fund which generally correspond to the price and yield performance of the S&P 500(R). In addition, we may write (sell) covered call options in order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities. As the writer of a covered call option, we may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. No securities, other than futures contracts, will be purchased on margin. Although we will attempt to achieve a high correlation with the target S&P 500 Index, we cannot guarantee that a high correlation will be achieved.

Investment Risks

Financial Risk

        There is the possibility that an individual company may not perform well, and as a result, the value of that company's security may decline.

Market Risk

        Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Portfolio's investments may increase and decrease more than the stock market in general, as measured by the S&P 500(R). You could lose money investing in the Portfolio. We do not employ any temporary or defensive measures in times of generally declining market conditions. As a result, you have a greater risk of losing your money invested in this Portfolio.

Portfolio Manager

        David J. Schnarsky, CFA, has managed the Large Company Stock Portfolio since its inception on June 14, 1995. Mr. Schnarsky is Assistant Vice President and has been employed by us since 1991.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights

        The following Financial Highlights table covers the Large Company Stock Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. The auditor's report is contained in the Fund's Statement of Additional Information. You should read the Financial Highlights together with the Fund's audited financial statements and notes which are contained in the Statement of Additional Information. You can obtain the Statement of Additional Information free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.


                            Income from Investment Operations                           Less Distributions


                NET ASSET                   Net realized and                                                           Net increase
                VALUE:                      unrealized gains  Total from    From net     From net                      (decrease) in
                BEGINNING   Net investment  (losses) on       investment    investment   realized       Total          net asset
                OF PERIOD   income          investments       operations    income       capital gains  Distributions  value
Year Ended
Dec. 31, 1997   $ 13.83
Year Ended
Dec. 31, 1996   $ 11.51     $ 0.23          $ 2.34            $ 2.57        $ (0.23)     $ (0.02)       $ (0.25)       $ 2.23
Year Ended
Dec. 31, 1995   $ 10.00     $ 0.11          $ 1.52            $ 1.63        $ (0.11)     $ (0.01)       $ (0.12)       $ 1.51






                                                              Ratios/Supplemental Data

                                                                            Ratio of net
                                                              Ratio of      investment
                NET ASSET                                     expenses to   income to                   Average
                VALUE: END  Total           Net Assets:       average net   average net  Portfolio      commission
                OF PERIOD   return (a)      End of Period     assets(b)(c)  assets(a)(c) turnover rate  rate paid
Year Ended
Dec. 31, 1997                                                                                           $ 0.0400
Year Ended
Dec. 31, 1996   $ 13.83     22.47%          $ 120,088,690.00  0.35%         1.97%        1.77%          $ 0.0400
Year Ended
Dec. 31, 1995   $ 11.51     16.39%          $  23,138,378.00  0.35%         2.27%        0.47%          $ 0.0400

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the period shown. The Portfolio is reported as period-to-date total return.

(b) Calculated on an annualized basis.

(c) Without reimbursement, the ratio of expenses to average net income would have been 1.26%, .63% and --% and the ratio of net investment income to average net assets would have been 1.37%, 1.69% and --%

(d) Amounts shown reflect the average brokerage commission paid on each share of stock traded by the Portfolio during the period indicated.



THE AAL VARIABLE PRODUCT SMALL COMPANY STOCK PORTFOLIO

Objective

        The Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the S&P SmallCap 600 Index by investing primarily in common stocks included in the index.

Policies

        We select stocks with the help of computer models instead of using traditional analysis to emulate the S&P SmallCap 600 Index. The Small Company Stock Portfolio will hold each stock in similar proportions as in the S&P SmallCap 600 Index. The Portfolio will try to hold as many of the 600 issues in the index as is practicable. When periodic changes are made to the Index, we will attempt to make similar changes to our Portfolio as soon as is practicable. We expect Portfolio turnover of no more than 50% per year, although the turnover for 1998 may be greater because of the one-time change in holdings to reflect the S&P SmallCap 600 Index.

        To the extent possible, we try to remain fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. We try to manage the Portfolio to reduce such effects. Other factors that affect the Portfolio's ability to approximate the target index return are: commission expenses, other transaction fees, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, and Portfolio management expenses incurred. We may also invest to some degree in money market instruments. We do not expect them to exceed 3% of the Portfolio's assets. We may invest up to 20% of the Portfolio's net assets, valued at the time of purchase, in securities of foreign issuers, including American Depositary Receipts (ADRs). In addition, we may write (sell) covered call options in order to provide additional revenue and to reduce the effect of price fluctuations in the Portfolio's securities. As the writer of a covered call option, we may forego, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call option. No securities, other than futures contracts, will be purchased on margin. Although we attempt to achieve a high correlation with the target S&P SmallCap 600 Index, we cannot guarantee that a high correlation will be achieved.

Prior to March 1, 1998, the Portfolio's objective was to approximate the performance of Wilshire Small Cap Index.

Investment Risks

Financial Risk:

Small, less-established companies may have relatively lower revenues, limited product lines, lack of management depth and a lower share of the market for their products or services than larger companies. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies.

Market Risk:

Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

          - less  certain  growth  prospects  of  small  firms;
          - lower  degree  of liquidity in the markets for such stocks;  and
          - greater sensitivity of small companies to changing economic conditions.

As a result, the value of the Portfolio's investments tends to increase and decrease substantially more than the stock market in general, as measured by the S&P 500(R). We do not employ any temporary or defensive measures in times of generally declining market conditions. As a result, you have a greater risk of losing your money invested in this Portfolio.

Portfolio Manager

        Brian J. Flanagan, CFA, has managed the Small Company Stock Portfolio since March 1, 1997. Mr. Flanagan is Investment Manager and has been employed by us since 1994. From 1992 to 1994 he was an investment assistant with Valley Trust Company, Madison, Wisconsin and an investment analyst for Northwestern National Insurance Group, Brookfield, Wisconsin.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.35% of the average daily net assets of the Portfolio up to $250,000,000 and 0.30% of the average daily net assets of the Portfolio in excess of that amount.

Financial Highlights

        The following Financial Highlights table covers the Small Company Stock Portfolio for the periods shown. This information was audited by Ernst & Young LLP, the Fund's independent auditors. The auditor's report is contained in the Fund's Statement of Additional Information. You should read the Financial Highlights together with the Fund's audited financial statements and notes which are contained in the Statement of Additional Information. You can obtain the Statement of Additional Information free of charge. While this performance information should help you evaluate a Portfolio and its investment objectives, past performance does not guarantee future results of the Portfolios.



                           Income from Investment Operations               Less Distributions


               NET ASSET                   Net realized and                                                            Net increase
               VALUE:                      unrealized gains   Total from   From net     From net                       (decrease) in
               BEGINNING   Net investment  (losses) on        investment   investment   realized       Total           net asset
               OF PERIOD   income          investments        operations   income       capital gains  Distributions   value
Year Ended
Dec. 31, 1997  $ 12.54
Year Ended
Dec. 31, 1996  $ 10.99     $ 0.12          $ 1.86             $ 1.98       $ (0.12)     $ (0.31)       $ (0.43)        $ 1.55
Year Ended
Dec. 31, 1995  $ 10.00     $ 0.08          $ 0.99             $ 1.07       $ (0.07)     $ (0.01)       $ (0.08)        $ 0.99



                                                    Ratios/Supplemental Data

                                                                           Ratio of net
                                                              Ratio of     investment
               NET ASSET                                      expenses to  income to                   Average
               VALUE: END  Total           Net Assets:        average net  average net  Portfolio      commission
               OF PERIOD   return(a)       End of Period      assets(b)(c) assets(a)(c) turnover rate  rate paid
Year Ended
Dec. 31, 1997                                                                                          $ 0.0400
Year Ended
Dec. 31, 1996  $ 12.54     18.19%          $ 70,209,390.00    0.35%        1.14%        20.14%         $ 0.0400
Year Ended
Dec. 31, 1995  $ 10.99     10.70%          $ 15,665,864.00    0.35%        1.43%         2.85%         $ 0.0400

(a) Total return does not reflect expenses that apply at the Variable Account level. Inclusion of these expenses would reduce the total return for the period shown. The Portfolio is reported as period-to-date total return.

(b) Calculated on an annualized basis.

(c) Without reimbursement, the ratio of expenses to average net income would have been 1.37%, .75% and --% and the ratio of net investment income to average net assets would have been .41%, .74% and --%

(d) Amounts shown reflect the average brokerage commission paid on each share of stock traded by the Portfolio during the period indicated.



THE AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO

Investment Objectives

        The Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Investment Policies

         Under ordinary circumstances, we invest in at least 65% of the Portfolio's total assets in foreign stocks, and securities convertible into foreign stocks of companies domiciled in at least three different countries not including the United States: We invest in a variety of different regions and countries including but not limited to Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom.

         Typically, we consider a stock to be a "foreign stock" if it is issued by a company that is domiciled in a particular country if it:

(1) is organized under the laws of that country; or
(2) has at least 50% of the value of its assets located in that country;  or
(3) derives at least 50% of its income from operations or sales in that country.

         For stocks that do not meet the above domicile criteria, we make a good-faith determination based on such factors as the location of issuer's assets, personnel, sales and earnings.

         We may invest the remaining 35% of the Portfolio's total assets in: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Portfolio's total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as "junk bonds" (i.e., securities rated BB or lower by Standard & Poor's Corporation(R) or Ba or lower by Moody's Investor Services, Inc.) and unrated securities.

         We do not place any restrictions on the debt ratings of securities acquired or, the portion of the Portfolio's assets we may invest, in a particular rating category. We may also invest up to 100% of total assets in emerging countries.

Investment Risks

Foreign Investment Risk

        Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and nonuniform corporate disclosure standards. We may invest from 0% to 100% of the Portfolio's total assets in emerging growth countries, which may entail more risk than investing in mature countries. The greater the percentage of net assets the Portfolio invests in emerging countries, the greater the investment risks.

        There are other specific investment risks to certain of the securities that make up the International Stock Portfolio. See Additional Investment Risks for more information.

Sub-Adviser

        We hired Oechsle International Advisors, L.P. (Oechsle), a Delaware limited partnership, with principal offices at One International Place, Boston, Massachusetts, 02110, as the Sub-adviser to the Portfolio. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle currently manages approximately $9.967 billion in assets. Oechsle began serving as sub-adviser to the Portfolio at its inception on March 1, 1998.

        Oechsle makes the day-to-day investment decisions for the Portfolio under our direction and control. Oechsle determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

Portfolio Manager

        Kathleen Harris and Sean Roche have managed the Portfolio since its inception on March 1, 1998. Both Ms. Harris and Mr. Roche are employees of Oechsle, the sub-adviser. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior to this, she was portfolio manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company. Mr. Roche has been a general partner and portfolio manager with Oechsle since 1986.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of .80% of the average daily net assets of the Portfolio. From this amount we pay the Sub-adviser the following fee based on assets under management:

          Total Assets                       Annual Fee

          First $20 million                     .54%
          Next $30 million                      .45%
          Over $50 million                      .36%


THE AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

Investment Objective

        The High Yield Bond Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Investment Policies

        Usually, we invest at least 65% of the Portfolio's total assets in high yield bonds. By high yield bonds, we mean debt securities rated below investment-grade by a nationally recognized statistical rating organization, such as a Ba rating or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Ratings Group, or, if unrated, of comparable quality as we determine. See the Appendix for information on credit ratings. We define high yield bonds to include:

          - fixed;                   - floating rate interest debt obligations;
          - variable;                - deferred interest debt obligations;
          - convertible bonds;       - structured debt obligations;
          - zero coupon bonds;       - asset-backed debt obligations; and
          - pay-in-kind bonds;       - mortgage-backed debt obligations.

        We may invest the remaining 35% of the Portfolio's total assets in any combination of: additional high yield bonds;, common and preferred stocks; investment-grade bonds; and government obligations. We may invest up to 20% of the Portfolio's net assets in bonds of foreign issuers.

        In evaluating the quality of a particular high yield bond for investment in the Portfolio, we do not rely exclusively on credit ratings. In appropriate circumstances, we perform our own credit analysis. We consider the issuer's:

 - financial resources;                            - debt maturity schedules;
 - operating history;                              - borrowing requirements; and
 - sensitivity to economic conditions and trends;  - management's abilities.
 - relative values based on anticipated cash flow, interest and asset coverages and earning prospects

        We attempt to identify those issuers of high yield bonds whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. However, we do not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

Investment Risks

Interest Rate Risk

        The direction of changes in interest rate levels generally have an opposite directional affect on the value of the bonds in the Portfolio.

Credit Risk

        The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment-grade have greater risks of default than investment-grade bonds. In fact, some may already be in default.

Market Risk

        Frequently, high yield bonds have a less liquid resale market than the market for investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell in order to meet redemption requests, and/or selling or disposing of portfolio securities on favorable terms. The high yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions, whether or not based on fundamental analysis, decreasing market sales and liquidity, especially on the lesser traded issues.

        There are other specific investment risks to certain of the securities that make up the High Yield Bond Portfolio. See Additional Investment Risks for more information.

Sub-Adviser

        We have hired AAL Capital Management Corporation (AALCMC) to provide portfolio management services for the High Yield Bond Portfolio. AALCMC is a registered investment adviser and is an affiliate of ours. In addition to being the sub-adviser, AALCMC is also the distributor of the AAL Variable Annuity and AAL Variable Life Insurance Certificates. Under our Sub-Advisory Agreement, AALCMC determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

Portfolio Manager

        Dave Carroll, CFA, has managed the High Yield Bond Portfolio since the Portfolio's inception on March 1, 1998. Currently, Mr. Carroll is also managing the AAL High Yield Bond Fund, which is one of The AAL Mutual Funds. Prior to this, he served as an analyst and trader for Cargill Financial Services from January through September 1996. From 1986 to August 1995, he was a second vice president and portfolio manager for Fortis Advisers, Inc.

Annual Advisory Fee

        We receive an investment advisory fee as compensation for providing services to the Fund. The fee is a daily charge equal to an annual rate of 0.40% of the average daily net assets of the Portfolio. We pay the sub-adviser an annual fee of 0.25% of average daily net assets from our advisory fee as compensation for its services.

OTHER INVESTMENT AND RISK FACTORS REGARDING THE PORTFOLIOS

Temporary Defensive Purposes

        For the International Stock and High Yield Bond Portfolios we have a temporary defensive position policy that allows us to invest up to 100% of a Portfolio's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment-grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper rated at the time of purchase in the highest rating category by NRSROs; and bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

        We may invest up to 100% of the International Stock Portfolio's total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%.

Interest Rate Risk

        For the Bond, Balanced, High Yield Bond and Money Market Portfolios, you can expect that interest rate changes will significantly impact upon the value of your Portfolio investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held as assets in a portfolio and vice versa. As a result, interest rate fluctuations will affect a Portfolio's net asset values but not the income received from its existing investments. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Portfolios will vary over time, we cannot assure a specific yield on a Portfolio's shares.

        Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short durations.

        Income-producing equity securities generally pay higher than average dividends. Due to the regular payment of higher dividends, these securities, like bonds, are more sensitive to interest rate levels than other equity securities.

Investing in Bonds Versus Investing in a Portfolio

        Investing in a Portfolio that owns bonds is not the same as buying an individual bond. Both bonds and portfolios owning bonds offer regular income.
While individual bonds can offer a fixed amount of regular income until maturity, a Portfolio may include a constantly changing pool of bonds with differing interest rates and maturity prices. Both share prices and dividends may fluctuate in a Portfolio owning bonds.

Investment-grade and Medium-grade Bond Investments

        We may purchase investment-grade bonds for the Bond, Balanced, International and High Yield Bond Portfolios. A debt or other fixed-income security is considered investment-grade if it is rated investment-grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. (Duff &
Phelps) and Standard & Poor's Corporation (Standard & Poor's) or Baa or better by Moody's Investors Services, Inc. (Moody's). Securities rated in the fourth highest category, such as BBB by Duff & Phelps or Standard & Poor's or Baa by Moody's, are considered medium-grade bonds and are more sensitive to economic changes and have speculative characteristics. If a bond in a Portfolio has lost its rating or has its rating reduced, we do not have to sell the security, but we will consider the lost or reduced rating in determining whether that Portfolio should continue to hold the bond.

Mortgage-Backed Securities

        For the Bond, Balanced, and High Yield Bond Portfolios, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion of it without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (such as the Government National Mortgage Association (GNMA) that guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance.

        We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Portfolio. If we buy any mortgage-backed securities for a Portfolio at a premium, the Portfolio receives prepayments, if any, at par or stated value, which lowers the return on the Portfolio. Finally, the risk of prepayment tends to cause the value of a Portfolio's investments in mortgage-backed securities to increase less in times of decreasing interest rates and decline more in times of increasing interest rates. On the other hand, these securities tend to have a higher yield than do securities with no prepayment feature.

High Yield Bond Investments

        We may invest in high yield bonds for the International Stock and High Yield Bond Portfolios.

Credit Risk

        The primary risk of investing in the high yield sector is the credit risk. Bonds rated below investment-grade have greater risks of default than investment-grade bonds (including medium-grade bonds) and, may in fact, be in default. Issuers of high yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high yield bonds will likely rise.

Market Risk

        Frequently, high yield bonds are less liquid than investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, these bonds are more difficult to price accurately and are subject to price volatility. We may experience difficulty in valuing the high yield securities in these portfolios or purchasing or disposing of them on favorable terms, particularly during adverse market or economic conditions. In the event of an illiquid market or in the absence of readily available market quotations for certain high yield bonds in the Portfolios' portfolios, our judgment will play a greater role in valuing the securities.

Portfolio Turnover

        We expect the High Yield Bond Portfolio to have portfolio turnover greater than 100% and the other Portfolios to have a portfolio turnover of less than 100%. We do not calculate a portfolio turnover rate for The Money Market Portfolio because of the short maturities of its investments. Due to the high volume of buying and selling activity in a Portfolio with turnover in excess of 100%, we may pay more commissions for a Portfolio and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in a Portfolio's expenses and lower returns for shareholders. We may trade for a Portfolio at a portfolio turnover rate significantly exceeding 100%, when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains. For more information on transaction expenses and taxes, please refer to sections entitled Portfolio Transactions, Dividends, Distributions, and Taxes, and Performance Information.

Financial Futures Contracts and Options

        Except for the Money Market Portfolio, we may engage in options, futures and options on futures transactions for the Portfolios, but only for bona fide hedging or other permissible risk management purposes. Specifically, each Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent no more than 33% of the Portfolio's assets. We may use these strategies for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, to generate additional income, or to hedge against price movements.

          Our ability to use futures and options transactions successfully depends upon our skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of a Portfolio's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause us to have a lower return for the Portfolio than it would have had if we had not attempted the hedging transaction. In the absence of the ability to hedge, however, we might make other Portfolio decisions in anticipation of the same market movements with similar investment results, but, most likely, at greater transaction costs.

When-Issued and Delayed Delivery Securities

        To ensure the availability of suitable securities, we may buy when-issued or delayed delivery securities for the International Stock, Bond, Balanced, High Yield Bond and Money Market Portfolios. Generally, we will not pay for when-issued securities or start earning interest until we have received the underlying securities for the Portfolios. We do not speculate in when-issued securities for the Portfolios. We purchase the securities with the expectation of acquiring the underlying securities when delivered. However, we sell when-issued securities before the settlement date when we believe it is in the best interest of a Portfolio.

Illiquid and Restricted Securities

        Except for the Balanced (money market instruments portion) and Money Market Portfolios, we may hold up to 15% of a Portfolio's net assets in illiquid securities. We may hold up to 10% of the Money Market Portfolio's net assets in restricted and other illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Portfolio, including securities we acquired in private placements that have restrictions on their resale (restricted securities). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding the Money Market Portfolio, please refer to the Statement of Additional Information, Privately Issued Securities: The Money Market Portfolio. The Board of Directors has established procedures for determining the liquidity of Portfolio securities and has delegated the day-to-day liquidity determinations to the Adviser.

        Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the Act), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Portfolios, to trade in privately placed securities not registered under the Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Portfolio could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Variable Rate Demand Notes

        All of the Portfolios may purchase variable rate securities. The Money Market Portfolio may purchase variable rate securities (the yields will vary in relation to changes in specific money market rates, such as the prime rate) with actual maturities of 397 days or more, but only under conditions established by the Securities and Exchange Commission rules that permit such securities to be considered as having maturities of less than 397 days. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over other short-term securities, and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.

Structured Securities

        The International Stock Portfolio may invest in structured notes and/or preferred stocks. These securities have a value (i.e., principal amount at maturity and/or coupons or dividend amounts) linked to currencies, interest rates, commodities, indices or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. For example, gold structured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices. These securities involve additional risk, including structures that may reduce the coupons and/or dividend amounts to zero or the redemption amounts payable at maturity as a result of a decline in the value of the underlying instrument. Structured securities may have more volatility than the price of the underlying instrument

Foreign Securities

        The Portfolios may invest in foreign securities domestically through American Depository Receipts (ADRs) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System (the International Stock Portfolio is not limited to investments in ADRs). Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.

Foreign Investing Expenses

        Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, Portfolios that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities. In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a Portfolio that invests in foreign securities does not mean that the Portfolio has higher expenses than others with similar investment policies and percentages of assets invested in foreign securities.

Foreign Currency Transactions

        Foreign securities have currency risk, meaning the risk that changes in foreign currency exchange rates and exchange control regulations will affect favorably or unfavorably the U.S. dollar value of these securities (and any income generated from them). To manage this risk and facilitate the purchase and sale of foreign securities for a Portfolio, we may engage in foreign currency transactions involving: (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date); (2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although we use foreign currency transactions to protect against adverse currency movements, they involve the risk that we may not accurately predict the currency movements, which could adversely affect a Portfolio's total return. We set forth further information on foreign securities and currency transactions in the Statement of Additional Information.

Risks of Investing in Foreign Securities

Currency Risk

        Even though a Portfolio may hold securities denominated or traded in foreign securities, we measure a Portfolio's performance in terms of U.S. dollars, which may subject the Portfolio to foreign currency risk. Foreign currency risk is the possibility that the U.S. dollar value of foreign securities (and any income generated therefrom) held by a Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Portfolio may go up or down as the value of the dollar rises or falls compared to a foreign currency.

Liquidity Risk

        Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. The lower liquidity in a foreign market can affect our ability to purchase or sell blocks of securities and obtain the best price in the foreign market for a Portfolio. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause us to lose opportunities for favorable purchases elsewhere and interest income. Also, foreign markets may trade on days when the Portfolios do not value their portfolios. This means that a Portfolio's Net Asset Value can change on days when you cannot access your account. We may incur extra costs for a Portfolio when involved in currency hedging. For example, restrictions on converting a foreign currency into U.S. dollars may adversely affect the value of a Portfolio.

Political, Economic and Market Risks

        The degree of political and economic stability varies from country to country. If a country seizes money from foreigners or nationalizes an industry, a Portfolio may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a Portfolio's investment in any foreign country.

Governmental Regulation

        Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Nonuniform Corporate Disclosure Standards

        Many countries have laws making information on publicly-traded companies, banks and governments unavailable, more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

INVESTMENT RESTRICTIONS

          In addition to specific investment restrictions described in the Statement of Additional Information, only a vote of the majority of the outstanding shares can change:

     the investment objective of a Portfolio;

     the policies on borrowing and lending securities;

     the restriction on concentrating investments in a single industry, which limits a Portfolio from investing more than 25% of its total in any single industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

     the restriction requiring issuer diversification by limiting a Portfolio from investing more than 5% of its net assets in a single issuer, except that up to 25% of its net assets may be invested without regard to this limitation. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          The Board of Directors may change any of the Portfolios' other investment policies without shareholder approval. For example, the Board of Directors may change the policies regarding specific investments, discussed above (other than the policies on borrowing and securities lending). We have included a description of all of the investment restrictions applicable to the Portfolios in the Statement of Additional Information.

PERFORMANCE INFORMATION

        From time to time, we calculate and advertise performance information for different historical periods of time by quoting yields or total returns designed to inform you of the performance of a Portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant Variable Account or the relevant Certificates. We expect each indexed Portfolio to track its respective index as closely as possible. However, a Portfolio has operating expenses that an index does not, so a Portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

        Expense and performance information for the Portfolios may be compared in advertising, sales literature, and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar),and other services. In addition, the performance of the Portfolios is compared to the S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Bond Index, the Dow Jones Industrial Average, and other widely recognized indexes. Unmanaged indexes assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron's, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times, and The Wall Street Journal.

        Keep in mind, yield and total return quotations reflect the performance of a hypothetical investment during a specified period. They are based on historical performance and do not in any way indicate future performance. Quotations of a Portfolio's yield and total return do not reflect charges or deductions against the Certificates or the Variable Account. Since you can only purchase shares of the Portfolios through a Variable Annuity or Variable Life Insurance Certificate, you should carefully review the Account Prospectus for information on additional charges and expenses. Excluding these charges from quotations of the Portfolio's' performances has the effect of increasing the performance quoted. You should keep in mind the effect of these charges when comparing the Portfolios' performances to those of other mutual funds. Please review carefully the yield and total return figures for the relevant Subaccounts which accompany the yields and total returns quoted for the Portfolios.

Yields and Total Returns

        The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a specified thirty-day period (seven-day for the Money Market Portfolio) expressed as a percentage rate of return for that period. We calculate the yield by dividing the net investment income per share for the period by the price per share on the last day of that period. This yield is annualized and shown as a percentage. This means that the income is assumed to be earned for each 30-day period for twelve periods and is expressed as a percentage of the investments. The effective yield for the Money Market Portfolio is calculated similarly, but for a seven-day period. The effective yield will be slightly higher than the yield quotation because of the compounding effect of the assumed weekly reinvestment.

        The total return of a Portfolio refers to the percentage change in value of an investment in the Portfolio. For this calculation, we assume all income and capital gains distributions are reinvested and a proportional share of Fund expenses is deducted during a specified period of time. We calculate total returns for one-, five-, ten-year periods or for the life of the Portfolio. Average annual total return is the constant rate of return over a specified period that is compounded annually.

        Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the SEC. We may also include other total return calculations (known as a nonstandardized calculation) such as cumulative rates of return or returns calculated for periods other than those prescribed by the SEC. For more information about the Portfolios' performance, see the Statement of Additional Information and the Fund's annual report.

Index Information

        From time to time, we may compare the performance of the Portfolios with that of their benchmark index. Four Portfolios are considered to be indexed
Portfolios: Bond, Balanced, Large Company Stock, and Small Company Stock. These Portfolios are passively managed; securities that comprise the Portfolio are the same securities in their respective index or a representative sample of securities of their index. The other Portfolios (Money Market, International, and High Yield Bond) are actively managed; the Portfolio Manager uses his own discretion to determine whether to include a security in the Portfolio. We may compare some of these actively managed Portfolios to benchmark indexes to give you a perspective on the Portfolios' performance.

        The table below indicates the average annual total returns for the Fund's Portfolios as compared with their benchmark index, if applicable, for the periods shown. The results shown assume the reinvestment of dividends and capital gain distributions. The Portfolio's returns are not adjusted for any Fund expenses and management fees. For best and worst index years, we use the years 1926 to 1997.


                          Average Annual Total Returns
                       For Periods Ended December 31, 1997

                           1 Year        5 Years       10 Years      Best Year for Index      Worst Year for Index
-------------------------- ------------- ------------- ------------- ------------------------ -----------------------
Bond
Lehman Bond Index

Large Company Stock
S&P 500 Index

Small Company Stock
S&P SmallCap 600 Index
Wilshire Small Cap Index
-------------------------- ------------- ------------- ------------- ------------------------ -----------------------


        It is important for you to note the extraordinary performance of equities in recent years and put these short-term returns into the context of historical norms. Along with sharp up-swings, we can expect some down-swings in the short-term. But over the long-term, history causes us to expect more conservative and stable growth.

Lehman Bond Index

        The Lehman Brothers Aggregate Bond Index (Lehman Bond Index) invests primarily in bonds and other debt securities. This index is a broad-based bond index that encompasses four major classes of investment-grade fixed income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. As of December 31, 1997, these four classes represented the following proportions of the index's total market value:

                              [SHOWN AS PIE CHART]

                                Lehman Bond Index
                                December 31, 1997

                                                 Percent of Total
             U.S. Treasury & Government Agency         XX.X%
             Corporate                                 XX.X
             Mortgage-Backed                           XX.X
             Asset-Backed                              XX.X
                      Total                            100%

        The effective average weighted maturity of the index was _____.___ years as of December 31, 1997.

Lehman Brothers can change asset classes and the weightings in the index at any time.

S&P 500(R) and S&P 600 (R) Indexes

        Standard & Poor's Corporation (R) (Standard & Poor's or S&P) compiles several broad-based indexes used as benchmarks for tracking certain market sectors. The most widely known is the S&P 500(R) Composite Stock Price Index (S&P 500(R) Index). The S&P 500(R) index is a market-value weighted index of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The weightings make each company's influence on the index performance directly proportional to that company's market value. This characteristic has made the S&P 500(R) Index the investment industry standard for measuring the performance of portfolios comprised of large-capitalization stocks. The companies whose stocks are included in this index tend to be the leading companies in leading industries within the U.S. economy.

        This index is a standard used to measure the performance of larger capitalization stocks. The index is constructed by Standard & Poor's, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500 Index for diversification purposes. The index is capitalization weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index

        Another index from Standard & Poor's(R) we use as a benchmark is the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a benchmark index for tracking small-capitalization stocks ranging in value from approximately $29 million to $2.9 billion. While this index is relatively new, the industry recognizes it as a good benchmark for tracking small-cap stocks. The 600 stocks that make up the index are listed on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P SmallCap 600 Index make it relatively easy to emulate. The easier it is to track an index, the more likely that a Portfolio is to tracking the index' performance. As of March 1, 1998, we began investing in the stocks that make up the S&P SmallCap 600 Index and use the index for comparison purposes for our Small Company Stock Portfolio.

        Both the 500 and the 600 indexes are comprised of U.S. equity stocks. S&P(R) periodically makes additions and deletions of stock to its indexes. Selection of a stock for inclusion in either S&P(R) index in no way implies an opinion by S&P(R) as to its attractiveness as an investment. Standard & Poor's(R) only relationship to the Fund is the licensing of the Standard & Poor's(R) marks, the S&P 500(R) Index, and the S&P SmallCap 600 Index. These indexes are determined, composed and calculated by Standard & Poor's(R) without regard to any particular Portfolio of the Fund. "Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P 500(R)," "500," "Standard &Poor's SmallCap 600 Index," and "S&P SmallCap 600 Index" are trademarks of McGraw-Hill, Inc. and have been licensed for use by AAL and the Fund. The Fund and the Certificates are not sponsored, endorsed, sold or promoted by Standard & Poor's(R). Standard & Poor's(R) makes no representation regarding the advisability of investing in the Fund.

Wilshire Small Cap Index

        This index is also known as the Wilshire 250. The index is a creation of Wilshire Associates Incorporated, the Pacific Stock Exchange and the Chicago Board of Trade. The index is comprised of 250 small-capitalization stocks. Component stocks are U.S. equity stocks selected according to liquidity, industry sector and market capitalization parameters. The index is custom-designed to represent the performance attributes of the small-capitalization segment of the U.S. equity markets.

        Before March 1, 1998, the objective of the Small Company Stock Portfolio was to seek investment results that approximate the Wilshire 250. Due to a change in investment objective, the Small Company Stock Portfolio now seeks to approximate the investment results of the S&P 600(R).

MANAGEMENT OF THE FUND

        Fund officers and officers of AAL are responsible for the day-to-day operations of the Fund. The Fund's Board of Directors decides matters of general policy and reviews the activities of the Fund's Adviser and the Fund's officers.

The Adviser

        Aid Association for Lutherans (AAL) is the Adviser to the Fund. AAL has extensive investment management experience. Currently, AAL manages more than $XX.X billion in assets for its insurance portfolios in addition to the $XXX.X million of assets for the Fund. AAL's principal business is selling insurance and other financial products to its members including: life, disability income, long-term care and Medicare supplement insurance and annuities to its members. Through its affiliates, AAL Capital Management offers mutual funds and the AAL Member Credit Union offers credit union services. Membership is open to Lutherans and their families.

        AAL was organized on November 24, 1902 as a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin as a non-stock, non-profit corporation. As of December 31, 1997, AAL has approximately X.X million members and is the world's largest fraternal benefit society in terms of assets (over $XX.X billion). The principal address of the Adviser is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001..

        AAL has entered into an Investment Advisory Agreement with the Fund. According to the agreement, AAL manages the investment and reinvestment of the Fund's assets and supervises the Fund's daily business affairs subject to the supervision of the Fund's Board of Directors. AAL provides the Fund with the personnel and facilities necessary to manage the Fund. AAL formulates and implements a continuous investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions.

        Generally, AAL will reimburse the Fund for substantially all of its operating expenses other than investment advisory fees, brokerage commissions, and any extraordinary items such as litigation expenses or income tax liabilities. Notwithstanding the reimbursement, each Portfolio will bear all of its operating expenses that are not specifically assumed by AAL, including: interest and taxes; brokerage commissions; insurance premiums; compensation and expenses for those Directors who are not affiliated with AAL; independent legal and audit expenses; fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; Fund or Portfolio organizational expenses; expenses of preparing, printing and mailing Fund reports, notices, proxy material and prospectuses to shareholders of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; dues of, or assessments of, or contributions to, the Investment Company Institute or any successor or other industry association; such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto; and cost of daily valuation of each of the Portfolio's securities and net asset value per share. AAL may withdraw this undertaking on 30 days' written notice to the Fund. AAL has informed the Fund's Board of Directors that it currently intends to bear all of the Fund's operating expenses, other than those specified immediately above, through at least December 31, 1998.

        AAL has also engaged two sub-advisers, each with its own distinct contract with AAL. AAL Capital Management Corporation (a wholly-owned subsidiary of AAL) has agreed to act as sub-adviser for the High Yield Bond Portfolio. AAL Capital Management Corporation also sells, distributes and advises the AAL Mutual Funds. The principal offices for AAL Capital Management Corporation is 222 West College Avenue, Appleton, Wisconsin, 54919-0007. Oechsle has agreed to act as sub-adviser for the International Stock Portfolio. The principal offices for Oechsle is One International Place, Boston, Massachusetts, 02210. Oechsle is a Delaware limited partnership. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. According to the terms of the agreements with each of the sub-advisers, they are subject to our direction and that of the Board of Directors. However, each sub-adviser determines the securities to be purchased or sold. The sub-advisers may assist AAL in formulating and implementing the investment program for its respective Portfolio. Both sub-advisers are registered as investment advisers with the Securities and Exchange Commission.

The Administrator

        We have entered into an agreement with AAL Capital Management Corporation (AAL CMC) to perform certain administrative services including portfolio accounting, expense accrual, valuation and financial reporting, and tax accounting services for each Portfolio. We pay AAL CMC a specified rate not to exceed the rates charged by unaffiliated vendors for comparable services. In addition, we reimburse certain expenses as may be approved annually by a majority of the Fund's Board of Directors. The Fund does not directly reimburse us for the cost of services provided by AAL CMC.

        Our agreement with AAL CMC will continue year to year as long as it is specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities, and, in either case, a majority of the Fund's disinterested Directors.

Third party Administrator

        We have entered into a Service Agreement with The Continuum Company, Inc. (Continuum), pursuant to which Continuum will provide certain services in connection with the Variable Accounts including, among other things, application and premium processing. Continuum has the necessary equipment and personnel to provide and support remote terminal access to our annuity processing system for the establishment and maintenance of annuity records, processing information, and the generation of output with respect to the records and information. Our contract with Continuum expires March 6, 1998. After that time, we will assume these responsibilities.

Portfolio Transactions

        We direct the placement of orders for the purchase and sale of the Fund's securities. In directing orders, we will consider a number of factors to attain what we believe is the best combination of price and execution for the Portfolios including when we believe that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction. Normally we will select a broker or dealer who furnishes brokerage and research services.

        In addition to the Fund, we make investment decisions for our general account and other clients. If these entities desire to buy or sell the same securities at about the same time, combined purchases and sales may be made and allocated at the average net unit price for the securities and, as nearly as practicable, on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. It is possible that this procedure could have a detrimental effect on the price or volume of the security to be purchased or sold. However, as far as a Portfolio is concerned, we believe that this procedure would generally contribute to better overall execution of the Fund's Portfolio transactions, including the realization of lower commission rates and advantageous prices. For example, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund. Where combined purchases and sales are not made, volume transactions and any resulting benefit, of course, would not be available. We do not expect that the opportunity to make such combined purchases and sales will arise in the ordinary course of its business.

PURCHASE AND REDEMPTION OF SHARES

        Shares of all Portfolios are continuously offered and redeemed by the Fund, without sales charge, at prices equal to the respective per share net asset value (NAV) of each Portfolio. Shares of the Fund are currently offered only to AAL Variable Annuity Account I and AAL Variable Life Account I to fund benefits payable under the Certificates. We may, at some later date, also offer shares of the Fund to other separate accounts of AAL or a subsidiary or affiliated company of AAL. Shares of the Fund were sold directly to AAL in connection with the initial capitalization of the Portfolios.

        The Variable Accounts transmits to the Fund any orders to purchase or redeem shares of the Portfolio based on the completed purchase payments, redemption (surrender) requests and transfer requests from you on the day after we receive such orders. The Variable Accounts purchase and redeem shares of each Portfolio at the Portfolio's NAV per share calculated as of the day we receive orders.

        Orders to purchase or redeem Fund shares which are not based on actions by Certificate Owners, Annuitants or Beneficiaries or routine deductions of charges by AAL will be effected at the Portfolio's NAV per share next computed after the order is placed.

        We are required to pay the proceeds for redemption of all full and fractional shares of the Fund within seven days after the date as of which the redemption is priced. There are specific events which may require us to suspend the right to redeem shares or to receive payment with respect to any redemption including: any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; when such exchange is closed (other than customary weekend and holiday closings); any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the Portfolio's NAV is not reasonably practicable; and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of any Portfolio.

NET ASSET VALUE

        Once each day that we are open for business, we determine the NAV per share of any Portfolio at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. We do not determine the NAV on holidays observed by the Exchange. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. In addition, during 1998, AAL will be closed for business on the Friday following Thanksgiving and the day before Christmas.

        We compute the NAV of shares by adding the sum of the value of the securities held by each Portfolio plus any cash or other assets it holds, less all of that Portfolio's liabilities, and dividing the result by the total number of outstanding shares of that Portfolio at such time. We value securities owned by the Fund for which market quotations are readily available at current market value. However, we value all securities of the AAL Variable Product Money Market Portfolio on the basis of its amortized cost, which approximates market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the Fund's Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        We intend to have each Portfolio of the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code), as amended. We intend to take all other actions that are required so that no federal income tax will be owed by any Portfolio of the Fund. Accordingly, each Portfolio will be treated as a separate entity for federal income tax purposes. The Portfolios will qualify as regulated investment companies if they distribute all of heir respective investment company income and net capital gains for each fiscal year according to the Code. Additionally, we intend to have each Portfolio comply with the diversification requirements under 817(h) of the Code related to the tax-deferred status of insurance company separate accounts (the Variable Accounts). Our failure to comply with these diversification requirements may result in immediate taxation to you. The tax status of your investment in the Fund depends upon the features of your Certificate. See the Account Prospectus for more information.

        We expect to distribute substantially all of each Portfolio's ordinary income and capital gains each year. For each Portfolio, this consists of all net investment income (including cash dividends and interest paid on the Portfolio's investments), all net realized short-term and long-term capital gains if any, earned during the year, less estimated expenses (including the Advisory Fee). Net investment income of the Money Market Portfolio consists of accrued interest and/or earned, plus or minus all realized gains and losses, less the estimated expenses of the Portfolio (including the Advisory Fee).

        We reinvest all income dividends and capital gains distributions in the form of additional shares of the respective Portfolio at NAV. Except for the Money Market Portfolio, the value of each Portfolio's shares is based on the amount of its net assets, including any undistributed net income, any distribution of income or capital gains results in a decrease in the value of the Portfolio's shares equal to the amount of the distribution.

        Shares of a Portfolio begin accruing dividends on the day following the date as of which the shares are credited to a Variable Account. Dividends are generally declared and reinvested daily on the Money Market Portfolio, and monthly on all other Portfolios. However, we may distribute dividends on any Portfolio more or less frequently, as needed. We will also declare and distribute annually all net realized capital gains of the Fund, other than short-term gains of the Money Market Portfolio, which are declared as dividends daily. We usually make a capital gain distribution in December.

ADDITIONAL INFORMATION

Fund Organization and Description of Shares

        We organized the Fund as a Maryland business corporation on June 14, 1994. The Fund may issue up to 2 billion shares of common stock, $.001 par value, in one or more series (Portfolios) as the Board of Directors may authorize. Currently, the Board has authorized seven series which bear the designation of the names of the respective Portfolios. The Board of Directors may, in the future, authorize the issuance of more series of shares. Each share of a Portfolio is entitled to participate in a pro rata basis any dividend or other distribution declared by the Board with respect to that Portfolio. All shares of a Portfolio have equal rights in the event of liquidation of that Portfolio.

        We provided the initial capitalization of each Portfolio and, as of , December 31, 1997, beneficially owned more than 20 % of the shares of the Bond Portfolio.

Voting Privileges

        Your voting privileges are explained in the accompanying Account Prospectus relating to the Certificates. As the owner of the assets in both the AAL Variable Annuity Account I and the AAL Variable Life Account I, we will attend shareholder meetings and vote all of the shares of the Portfolios held to fund the benefits under the Certificates. Still we generally will do so in accordance with your instructions as the Certificate Owner. We will vote in proportion to the voting instructions that are received with respect to all Certificates participating in a Portfolio for any shares for which no timely voting instructions are received, and any shares held by us or any of our subsidiaries or affiliates for our own account, However, we may disregard voting instructions received from you under certain circumstances as described in Voting Privileges in the Fund's Statement of Additional Information. Shareholders are entitled to one vote for each share held with proportionate voting for fractional shares.

        We are not required to hold annual shareholder meetings for the Fund. However, we may call special meetings for purposes such as electing or removing Directors, changing fundamental policies, or approving an investment advisory contract. Matters that may affect one Portfolio distinctly from the other Portfolios require a separate vote of shares of that Portfolio. Shares of all the Portfolios vote together on matters that affect all of the Portfolios such as the election of Directors. Shareholders of a total of 10% or more of the outstanding shares of the Fund may request a meeting at any time for the purpose of voting to remove a Director or Directors.

Indemnity and Limitation of Liability of Directors and Officers

        To the fullest extent permitted by Maryland and federal law, the Fund will indemnify and limit the liability of Directors and officers of the Fund from any personal liability to the Fund or the holders of shares of its series or classes for money damages. However, this limitation and indemnification does not protect any Director or officer from liability to which the Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Custodian, Transfer Agent And Independent Auditors

        Citibank, N.A., 111 Wall Street, New York, NY 10043, serves as Custodian for the Fund. We serve as Transfer Agent for the Fund. Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 900, Milwaukee, Wisconsin 53202, serves as independent auditors for the Fund. The Financial Highlights included in this Prospectus and the financial statements of the Fund included in the Statement of Additional Information were audited by Ernst & Young LLP, and were included in reliance on their report as experts in accounting and auditing.

SHAREHOLDER INQUIRIES

        All inquiries from Certificate Owners regarding the Fund should be directed to the Fund at AAL Variable Annuity Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001 or telephone number 1-800-225-5225.

        APPENDIX: SECURITY RATINGS

Ratings in General

        A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. We continuously monitor the ratings given to securities in the Portfolios by rating services. individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The following is a description of the characteristics of ratings used by Moody's, S&P and Duff & Phelps:

CORPORATE BOND RATINGS

Ratings by Moody's

Aaa: Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Ratings by Standard & Poor's

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Extremely strong capacity to pay principal and interest.

AA+,AA,AA-: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A+,A,A-: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB+,BBB,BBB-: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CC, C , C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BBB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI:  The rating CI is reserved for income bonds on which no interest is paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major category.

Ratings by Duff & Phelps

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA,AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+,A,A-: Good quality investment-grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB,BBB-: Below average protection factors but still considered sufficient for institutional investment. Considerable variability risk during economic cycles.

BB+, BB, BB-: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment-grade and possessing risk that the obligation might no be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating category.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.

Note: The Duff & Phelps ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER RATINGS

Ratings by Moody's

        Moody's commercial paper ratings are opinions of the ability to repay punctually the obligations. Moody's employs the following three investment-grade designations to indicate the relative repayment capacity of the rated issuers:
Prime 1 (Highest Quality); Prime 2 (Higher Quality); Prime 3 (High Quality).

        The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the relative repayment capacity of the issuer is rated Prime-1 (Highest Quality), Prime-2 (Higher Quality), or Prime-3 (High Quality). The Portfolios will not invest in commercial paper rated Prime-3.

Ratings by Standard & Poor's

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A + designation is applied to those issues rated A-1 that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Ratings by Duff & Phelps

Category 1:Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Category 2:Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3:  Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment-grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

        [Back Cover of Prospectus]

Investment Adviser and Transfer Agent:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin  54919-0001

Service Center:

AAL Variable Annuity Service Center
4321 North Ballard Road
Appleton, Wisconsin  54919-0001
Telephone (800) 225-5225


Custodian:

Citibank, N.A.
111 Wall Street
New York, NY  10043


Independent Auditors:

Ernst & Young LLP
111 East Kilbourn Avenue, Suite 900
Milwaukee, Wisconsin 53202

                     AAL VARIABLE PRODUCT SERIES FUND, INC.

                             4321 North Ballard Road
                            Appleton, Wisconsin 54919
                                 (920) 734-5721

                       Statement of Additional Information
                               Dated March 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus but provides additional information which should be read in conjunction with the prospectus of the AAL Variable Product Series Fund, Inc., dated March 1, 1998. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the prospectus. The Fund's prospectus may be obtained at no charge by writing or telephoning the Fund at the address and telephone number above.

The investment objectives of the Portfolios are as follows:

The AAL Variable Product Money Market Portfolio seeks to provide maximum current income, to the extent consistent with liquidity and a stable net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

The AAL Variable Product Bond Portfolio seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index.

The AAL Variable Product Balanced Portfolio seeks to achieve investment results that reflect investment in common stocks, bonds, and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock Portfolio, Bond Portfolio, and Money Market Portfolio, respectively.

The AAL Variable Product Large Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's 500(R) Composite Stock Price Index by investing primarily in common stocks included in the index.


The AAL Variable Product Small Company Stock Portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor's SmallCap 600 Index by investing primarily in common stocks included in the index.

The AAL Variable Product International Stock Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

The AAL Variable Product High Yield Bond Portfolio seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds." The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.


                       Statement of Additional Information
                                Table of Contents


Page
INTRODUCTION
VOTING PRIVILEGES
INVESTMENT TECHNIQUES
THE S&P 500 INDEX
THE S&P SMALLCAP 600 INDEX
OPTIONS AND FUTURES
INVESTMENT  RESTRICTIONS
PURCHASES  AND  REDEMPTIONS
MANAGEMENT  OF  THE  FUND
SUBADVISERS
PORTFOLIO   TRANSACTIONS
DIVIDENDS  AND DISTRIBUTIONS
CALCULATION  OF YIELD AND  TOTAL  RETURN
PRICING  CONSIDERATIONS
GENERAL
FINANCIAL STATEMENTS

INTRODUCTION

The following information supplements the discussion in the Fund's prospectus of the Portfolios' respective investment objectives and policies and other aspects of the Fund's management and operations.

VOTING PRIVILEGES

Each Portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Portfolio. A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Portfolio.


While AAL, as the owner of the assets of its AAL Variable Annuity Account I and the AAL Variable Life Account I (the "Variable Accounts"), is entitled to vote all of the shares of a Portfolio held to fund the benefits under Variable Annuity Certificates and Variable Life Insurance Certificates funded through the Variable Accounts (together the "Certificates"), it will generally do so in accordance with the instructions of Certificate owners ("Owners"). However, AAL may disregard voting instructions received from Owners that would require shares to be voted to (i) disapprove a change from a diversified to a non-diversified investment company (or vice versa) or a change in investment objective, if such change is required by an insurance regulatory authority; (ii) approve any investment advisory agreement that has been disapproved by an insurance regulatory authority; (iii) approve any change in investment objective or policies that would violate state law or result in the purchase of securities that vary from the general quality and nature of investments or investment techniques used by any other separate accounts of AAL or its affiliates that have similar investment objectives; (iv) approve a change in any principal underwriter of the Fund that is reasonably disapproved by AAL; or (v) approve a change in the Fund's investment adviser initiated by insurance contract owners or the Fund's Board of Directors, if the proposed advisory fee exceeds any applicable maximums specified in any insurance contract participating in the Fund or if the proposed investment adviser may be expected to use investment techniques different from those generally used by the current adviser or to advise the purchase or sale of securities which would not be consistent with the investment objectives of the Fund or which would vary from the quality and nature of the investments made by any other separate accounts of AAL and its affiliates that have similar investment objectives.


Any such shares of a Portfolio attributable to a Certificate for which no timely voting instructions are received, and shares of that Portfolio held by AAL or any of its subsidiaries or affiliated companies for their own account, will be voted by AAL in proportion to the voting instructions that are received with respect to all Certificates participating in that Portfolio.

INVESTMENT TECHNIQUES


The Portfolios may use the following applicable techniques in pursuit of their investment objective.


Lending Portfolio Securities

Subject to restriction (4) under "INVESTMENT RESTRICTIONS," a Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of securities during the existence of the loan if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

When-Issued and Delayed Delivery Securities

A Portfolio may purchase securities on a when-issued or delayed delivery basis, as described in the prospectus. A Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid high-grade debt obligations of the Portfolio, having a value at least as great as the purchase price of the securities to be purchased, will be identified on the books of the Portfolio and held by the Portfolio's custodian throughout the period of the obligation. The use of these investment strategies may increase NAV fluctuation.

Rated Securities

For a description of certain ratings applied by rating services to debt securities, please refer to the Appendix to this SAI. The rated debt securities described under "Investment Objectives and Policies" in the prospectus for each Portfolio include securities given a rating conditionally by Moody's Investors Service, Inc. ("Moody's"), or provisionally by Standard and Poor's Corporation ("S&P") or Duff & Phelps, Inc. ("Duff & Phelps"). If the rating of a security held by a Portfolio is lost or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether that Portfolio should continue to hold the security. To the extent that the ratings accorded by Moody's, S&P, or Duff & Phelps for debt securities may change as a result of changes in such organization, or changes in their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

Foreign Securities


The AAL Variable Product Large Company Stock and Small Company Stock Portfolios and the stock component of the Balanced Portfolio may invest in the common stock of foreign corporations, including American Depositary Receipts ("ADRs"), but only if such securities are listed and traded on a U.S. national securities exchange. The AAL Variable Product Bond and High Yield Bond Portfolios and the bond component of the AAL Variable Product Balanced Portfolio may invest in debt securities of foreign issuers that are payable in U.S. dollars. The AAL Variable Product Money Market Portfolio and the money market component of the AAL Variable Product Balanced Portfolio may invest in short-term Eurodollar and Yankee bank obligations. Foreign securities may represent a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

Repurchase Agreements and Borrowing

To earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the Portfolios. In a typical repurchase agreement, we would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. We require the sellers to post collateral (in cash, U.S. government securities, or obligations issued by banks) in an amount at all times equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, decline in their value and loss of interest. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No Portfolio may invest more than 15% (10% in the case of the Money Market Portfolio) of its total assets in repurchase agreements maturing in more than seven days or in securities that are subject to legal or contractual restrictions on resale or are otherwise illiquid.

The Money Market Portfolio may enter into reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. The Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, U.S. government securities or other liquid high grade debt obligations equal in value to the Portfolio's obligations with respect to the reverse repurchase agreements, are segregated and maintained with the Portfolio's custodian. The Money Market Portfolio's obligations under reverse repurchase agreements will be counted towards the limitation on the Portfolio's borrowings, described below.

We may borrow, but only from banks, for temporary or emergency purposes in amounts not exceeding 10% of a Portfolio's total assets. We will be repay any borrowings before we purchase any more securities for the Portfolio. Any interest we pay on such borrowings will reduce a Portfolio's net income.



Foreign Securities - The AAL Variable Product International Stock Portfolio

The AAL Variable Product International Stock Portfolio normally invests at least 65% of its total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S. Foreign investments and may involve risks that are in addition to the risks inherent in U.S. securities. In many countries there is less public information available about issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies into U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit to shareholders. Obtaining and enforcing judgments, when necessary, in foreign countries may be more difficult and expensive than in the U.S. Although these Funds intend to invest in securities of issuers of stable and developed countries, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

The AAL Variable Product International Stock Portfolio may invest in American Depository Receipts ("ADRs") without limit. ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL Variable Product International Stock Portfolio may invest in sponsored and unsponsored ADRS.

In addition to ADRS, The AAL Variable Product International Stock Portfolio may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. The Adviser and Sub-Adviser for The AAL Variable Product International Stock Portfolio consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for purposes of diversification.

Foreign Currency Exchange Transactions

Because the Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Portfolios will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

High Yield "Junk" Bonds

The AAL Variable Product International Stock and High Yield Bond Portfolios invest in high yield, high risk bonds, with The AAL Variable Product High Yield Bond Portfolio normally investing at least 65% of its total assets in such securities. While the market for high yield bonds has existed for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high yield bond market, especially during periods of economic recession. From 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior default levels. However, the default rate decreased subsequently.

The AAL Variable Product High Yield Bond Portfolio may invest in lower-rated asset and mortgage-backed securities, including interest in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. These bonds also may be subject to prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Accordingly, any prepayments on these securities held by the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Certain high yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind ("PIK") bonds, which are issued at deep discounts, may experience greater volatility in market value. Asset and mortgage-backed securities, including collateralized mortgage obligations, in addition to greater volatility, may carry prepayment risks.

Collateralized Mortgage Obligations And Multi-Class Pass-Through Securities --The AAL Variable Product Balanced, Bond and High Yield Bond Portfolios

The AAL Variable Product Balanced, Bond and High Yield Bond Portfolios may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities, which are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued a specified coupon rate and has a stated maturity or final distribution date. Principal payments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturity or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a CMO's series in many ways. In a common structure, payment of principal on the underlying mortgages are applied according to scheduled cash flow priorities to classes of a CMO's series.

There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("Mortgage Assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

Each Portfolio may not invest more than 7.5% of its net assets in any IOs, POs, inverse floaters or accrual bonds at any one time or more than 15% of its net assets in all such obligations at any one time. Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the Portfolios to attempt to protect against a reduction in the income earned on the Portfolios' investments due to decline in interest rates. The Portfolios would be adversely affected by the purchase of such CMOs in the event of a increase in the interest rates because the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses even if the IO class is rate AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or Z bondholder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal that is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest that was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates affect the date at which cash payments begin to be made on a Z tranche, and therefore also influence its market value.

Structured Securities -- The Aal Variable Product International Stock And High Yield Bond Portfolios

The AAL Variable Product International Stock and High Yield Bond Portfolios may invest in structured notes and/or preferred stocks, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. The securities differ from other securities in which the Funds may invest in several ways. For example, the coupon, dividend and/or redemption amount at maturity may be increased or decreased depending on the value of the underlying instrument. Investment in structured securities involves certain risks. In addition to the credit risk of the issuer and the normal risks of changes in interest rates, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable at maturity. Finally, structured securities may have more volatility than the price of the underlying instrument.


Privately Issued Securities:  The AAL Variable Product Money Market Portfolio

Commercial paper and other securities in which the AAL Variable Product Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933 in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through, or with, the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the Adviser, Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. However, regulatory interpretations currently in effect require that the Portfolio will not purchase Section 4(2) paper if more than 10% of its total assets would consist of such paper and illiquid (including other restricted) securities.


Standard & Poor's Depositary Receipts


        The AAL Variable Product Large Company Stock Portfolio may, consistent with its objectives, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. The AAL Variable Product Small Company Stock Portfolio may purchase an equivalent to SPDRs, if available and under the same circumstances.


THE S&P 500(R) INDEX

The S&P 500(R) Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's Corporation, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. Additional stocks that are not among the 500 largest stocks, by market value, are included in the S&P 500(R) Index for diversification purposes. The index is capitalization-weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Market capitalizations of stocks in the index as of December 1997, range from a maximum of $ billion to a minimum of $ million. The average capitalization was $ billion and the median capitalization was $ billion. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500(R) Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment.



THE STANDARD & POOR'S SMALLCAP 600 INDEX

The Standard & Poor's SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity, and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor's SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.


OPTIONS AND FUTURES

The AAL Variable Product Bond Portfolio, Balanced Portfolio, Large Company Stock Portfolio, and Small Company Stock Portfolio may write (sell) covered call options to provide additional revenue and to reduce the effect of price fluctuations in that Portfolio's securities. In addition, through the purchase of options and the purchase and sale of futures contracts and related options, these Portfolios may at times seek to enhance current returns or to hedge against a decline in the value of currently-owned securities or an increase in the price of securities intended to be purchased. Options and futures contracts may also be used to facilitate trading, reduce transaction costs or to simulate full investment while maintaining cash reserves.

Additional types of options, futures contracts, futures options and related strategies that are not described in the Fund's prospectus or this SAI also may be employed if approved by the Board of Directors and if their use is consistent with the Portfolio's investment objective.

Options on Securities and Indexes

Options may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer.


An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from ("call") or sell to ("put") the writer of the option of the security underlying the option (or the cash value of a multiple of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)


A Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if the Portfolio maintains, in a segregated account with its custodian, cash or cash equivalents equal to the contract value. A call option also is covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expires without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.


Options On Foreign Stock Indexes - The AAL Variable Product International Stock Portfolio

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the AAL Variable Product International Stock Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.


Futures Contracts and Options on Futures Contracts

A Portfolio may use interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

Use of futures could facilitate the handling of portfolio cash flows and trading and reduce transaction costs. Futures would not be used by the Bond, Large Company Stock, and Small Company Stock Portfolios for hedging purposes but to gain exposure to the underlying indices with available cash. The S&P 500(R) Index Future would be the instrument used to gain S&P 500(R) Index exposure in the AAL Variable Product Large Company Stock Portfolio. The Russell 2000 Index future would be the instrument used to gain small capitalization market exposure in the AAL Variable Product Small Company Stock Portfolio. The Russell 2000 Index futures was introduced on the Chicago Mercantile Exchange on February 3, 1993 and has become the most liquid of the small capitalization index futures.

A public market exists in futures contracts covering a number of other indexes, as well as the following financial instruments: U.S. Treasury bonds, U.S.
Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar time deposits. It is expected that other futures contracts will be developed and traded. A Portfolio may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Directors, they are appropriate in carrying out the investment objectives of the Portfolio.

The Portfolios may purchase or write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. Options on futures contracts may be liquidated without exercise if the Fund enters into an offsetting position in the identical option prior to the expiration date.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

In similar fashion, a Portfolio also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying index or debt instrument. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments owned or eligible to be acquired by the Portfolios and the instruments underlying the standard contracts available for trading, in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position, and the Portfolio would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

A Portfolio will not enter into a futures contract or purchase or write an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held and options thereon written by that Portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in the money," would exceed 5% of the Portfolio's net assets. A call option is "in the money" if the price of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the price of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, a Portfolio must maintain, in a segregated account with its custodian, cash or cash equivalents which, when added to the related initial margin maintained by the Portfolio, equals the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents which, when added to the related initial margin maintained by the Portfolio, at all times equals the amount such option is in the money until the option expires or is closed out by the Portfolio.

A Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

If a Portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options and futures options, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than six months prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long term. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

If an option written by a Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or expiration date. If a Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options (other than an option on a stock), futures and futures options positions ("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) which are intended to hedge against a change in the value of securities held by a Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income: i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so. Year-end mark to market gains on positions open for less than three months as of the end of a Portfolio's fiscal year are considered gains on securities held three months or more for purposes of the 30% test.

Each Portfolio distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments and shareholders are advised of the nature of the payments.

INVESTMENT RESTRICTIONS

Each Portfolio operates under the following investment restrictions. A Portfolio may not:

         (1) make any investment if, immediately thereafter, less than 75% of its total assets would be represented by (a) cash, receivables and other cash items, (b) securities issued by the U.S. government, its agencies or instrumentalities, and (c) other securities limited in respect of any one issuer to an amount not greater in value than 5% of such total assets. For purposes of this restriction, repurchase agreements fully collateralized by securities of the U.S. government, its agencies and instrumentalities shall be considered to be securities issued by the governmental entity in question, rather than by the repurchase agreement obligor;

         (2) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may, to the extent consistent with its investment objectives and policies, make margin deposits in connection with transactions in options, futures and options on futures;

         (3) make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except, to the extent consistent with its investment objectives and policies, transactions in options on securities or indexes, interest rate and index futures and options on such futures;

         (4) make loans to other persons, except that the Portfolios reserve freedom of action, consistent with their other investment policies and restrictions and as described in the prospectus and this SAI, to (i) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans, (ii) enter into repurchase agreements, and (iii) lend portfolio securities, provided that no Portfolio may lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (5) issue senior securities or borrow, except that a Portfolio may borrow in amounts not in excess of 10% of its total assets, taken at current value, and then only from banks, as a temporary measure for extraordinary or emergency purposes. The Portfolios will not borrow to increase income but may borrow, among other things, to meet redemption requests which otherwise might require untimely dispositions of portfolio securities;

         (6) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Portfolio except as may be necessary in connection with and subject to the limits in restriction (5);

         (7) underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a Portfolio's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a Portfolio may be deemed an underwriter under federal securities laws;

         (8) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (9) purchase or sell commodities or commodity contracts, except that, to the extent consistent with its investment objective and policies, a Portfolio may purchase or sell interest rate and index futures and options thereon. For purposes of this restriction, foreign exchange contracts are not considered to be commodities contracts;

         (10) invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance subsidiaries are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Nor does this restriction apply to investments by a Portfolio in obligations of the U.S. government or any of its agencies or instrumentalities. Nor, with respect to the AAL Variable Product Money Market Portfolio, does this restriction apply to certificates of deposit, bankers' acceptances or similar obligations of domestic banking institutions;

         (11)     invest in oil, gas or mineral related programs or leases;

         (12) invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 15% of a Portfolio's total assets (10% in the case of the AAL Variable Product Money Market Portfolio), taken at current value at the time of such investment, would be invested in such securities;

         (13) purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Portfolio's total assets to be invested in investment company securities, provided that (a) no investment will be made in the securities of any one investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by a Portfolio or more than 5% of the value of a Portfolio's total assets would be invested in such company, and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; or

         (14) purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

For purposes of any restrictions or limitations to which the Fund is subject, no Portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

         (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument; or

         (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Portfolio does not hold directly in its portfolio.

In pursuing their respective objectives, each Portfolio may employ the investment techniques described in the prospectus and elsewhere in this SAI. Each Portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that Portfolio Each of the restrictions (1) through (14), above, are not deemed fundamental policies, and therefore, may be changed without shareholder approval, except to the extent such approval is legally required.

PURCHASES AND REDEMPTIONS

Purchases and redemptions are discussed in the prospectus under the headings "Purchase and Redemption of Shares," "Description of Shares," and "Net Asset Value," and that information is incorporated herein by reference.


The Fund's net asset value is determined only on days on which the New York Stock Exchange (the "Exchange") is open for trading and on which AAL is open for business. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. In addition to the foregoing, during 1998, AAL will be closed for business on the day after Thanksgiving, and the day before Christmas.


The Fund intends to pay all redemption proceeds in cash. However, redemptions may be paid wholly or partly by a distribution "in-kind" of securities if the Fund's Board of Directors deems this to be in the best interest of the Fund or its shareholders. If redemptions were made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

The AAL Variable Product Money Market Portfolio--Amortized Cost Valuation

The AAL Variable Product Money Market Portfolio values its portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus, the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

The Portfolio uses its best efforts to maintain a constant NAV of $1.00 per share for purchases and redemptions. The Board of Directors has established procedures for this purpose, which procedures include a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument deemed to have a remaining maturity greater than 397 days, will limit portfolio investments, (including repurchase agreements), to those dollar denominated instruments that the Board of Directors determine present minimal credit risks as advised by the Adviser, and will comply with the requirements as to the quality of certain portfolio securities specified by the Securities and Exchange Commission for money market funds using the amortized cost method of valuation and with certain related reporting and recordkeeping procedures. There is no assurance that constant NAV per share can be maintained at all times. In the event amortized cost ceases to represent fair value, the Board will take appropriate action.

MANAGEMENT OF THE FUND

Board of Directors and Executive Officers

The Directors and executive officers of the Fund and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Directors and officers is 4321 North Ballard Road, Appleton, WI 54919-0001:

Name, Address and Age           Position with the Fund        Principal Occupation
John O. Gilbert dob 8/30/42           Director*               President and Chief
                                                              Executive Officer
                                                              Aid Association for Lutherans

Ronald G. Anderson dob 10/2/48        Director*               President, AAL Capital Management
                                                              Corporation; Senior Vice President and
                                                              Chief Investment Officer, Aid Association
                                                              for Lutherans

Richard L. Gady  dob 2/28/43
One Con Agra Drive                    Director                Vice President
Omaha, NE 68102-5001                                          Public Affairs and Chief Economist
                                                              ConAgra, Inc. (agribusiness)

F. Gregory Campbell dob 12/16/39      Director                President
2001 Alford Park Drive                                        Carthage College
Kenosha, WI 53140

D. W. Russler dob 10/28/28            Director                Retired; formerly Senior Vice President
24 Turnbridge Drive                                           Finance and Administration
Hilton Head Island, SC 29928                                  NCR Corporation (computers and related
                                                              equipment); Member, Advisory
                                                              Board - Saratoga Partners II
                                                              (corporate-buyout Limited
                                                              Partnership)

Lawrence M. Woods dob 4/14/32         Director                Retired; formerly
524 Sunset Drive                                              Executive Vice President and Director
Worland, WY 82401                                             Mobil Oil Corporation


Steven A. Weber dob 10/29/52          President and           Senior Vice President
                                      Director*               Aid Association for Lutherans

Robert G. Same dob 7/25/45            Assistant Secretary     Executive Vice President, Chief Operating
                                                              Officer
                                                              AAL Capital Management Corporation

Carl J. Rudolph dob 10/16/45          Treasurer               Vice President, Controller and Treasurer
                                                              Aid Association for Lutherans

James H. Abitz dob 5/27/45            Assistant Treasurer     Vice President, Investments
                                                              Aid Association for Lutherans

Mark J. Mahoney dob 5/11/53           Secretary
                                                              Insurance Products and Securities
                                                              Aid Association for Lutherans
Daniel L. Shinnick dob 4/12/59        Vice President          Vice President
                                                              Aid Association for Lutherans
Kathy Brost dob 9/2/61                Assistant Secretary     Associate Attorney
                                                              Insurance Products and Securities
                                                              Aid Association for Lutherans

---------------------------
* Denotes Directors who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940.



The following table shows the compensation paid to the Directors* of the Fund for the year ended December 31, 1997:


                                            Pension or                                      Total Compensation
                         Aggregate          Retirement Benefits      Estimated Annual       From Fund and AAL
                         Compensation       Accrued As Part of       Benefits Upon          Fund Complex** Paid
Name, Position           from Fund          Fund Expenses            Retirement             to Directors
John O. Gilbert,             -0-                   -0-                    -0-                    -0-
Director

Richard L. Gady,             $                     -0-                    -0-                    $
Director

F. Gregory Campbell,         $                     -0-                    -0-                    $
Director

D.W. Russler,                $                     -0-                    -0-                    $
Director

Lawrence M. Woods,           $                     -0-                    -0-                    $
Director

Steven A. Weber,             -0-                   -0-                    -0-                    -0-
Director

Ronald G. Anderson           -0-                   -0-                    -0-                    -0-
Director
---------------------------

* The Fund did not pay any compensation to its executive officers during this period.

** The AAL Fund Complex includes The AAL Mutual Funds with respect to which each of the Fund's independent directors serves as a trustee.

The Investment Adviser

Please refer to the description of the Adviser, its Advisory Agreement with the Fund, and fees under "MANAGEMENT OF THE FUND" in the prospectus, which is incorporated herein by reference.

The Advisory Agreement provides that, subject to Section 36 of the Investment Company Act of 1940 (the "1940 Act"), the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

In the event the expenses of a Portfolio (including the fees of the Adviser and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by up to the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to a Portfolio so that at no time will there by any accrued, but unpaid, liability under this expense limitation.

The Fund has agreed to use its best efforts to change its name if the Adviser ceases to act as such with respect to the Fund and the continued use of the Fund's present name would create confusion in the context of the Adviser's business.


The Advisory Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of any party to the Agreement, on February 28, 1996, and was approved by Fund shareholders on November 19, 1997. The Advisory Agreement terminates automatically upon assignment or at any time without penalty by vote of the Fund's Board of Directors or, with respect to any Portfolio, by the vote of a majority of the outstanding shares of such Portfolio, or by the Adviser, in each case on 60 days' written notice to the other party.


AAL received the following investment advisory fees:



                            June 14, 1995
                            (commencement of
                            Operations) through           Year ended               Year ended
                            December 31, 1995          December 31, 1996        December 31, 1997
                            -----------------          -----------------        -----------------
Money Market Portfolio           $8,720                     43,414
Bond Portfolio                   12,744                     48,124
Balanced Portfolio               35,948                     257,782
Large Company Stock              26,916                     221,856
Portfolio
Small Company Stock              17,641                     139,625
Portfolio
International Stock              N/A                        N/A                        N/A
Portfolio
High Yield Bond Portfolio        N/A                        N/A                        N/A

Please refer to the prospectus for a description of the administrative services provided to the Fund by AAL Capital Management Corporation, the Fund's Administrator, pursuant to its Administrative Services Agreement with AAL. For services rendered for the year ended December 31, 1997the Administrator received fees from AAL in the amount of $per Portfolio. None of these fees resulted in additional charges to any Portfolio.

SUB-ADVISERS

AAL Capital Management Corporation, a Delaware corporation organized in 1986, is the sub-adviser for The AAL Variable Product High Yield Bond Portfolio. Under its sub-advisory agreement with the Adviser, AAL Capital Management Corporation determines which securities and other investments will be purchased, retained or sold for the AAL Variable Product High Yield Bond Portfolio; places orders for the Portfolio; manages the Portfolio's overall cash position; and provides the Adviser with research and a quarterly review of economic and investment developments relevant to the Portfolio. The Adviser, among other things, assists and consults with AAL Capital Management Corporation in connection with the AAL Variable Product High Yield Bond Portfolio's continuous investment program; reviews the Portfolio's investment policies and restrictions and recommends appropriate changes to the Board of Directors; and provides the Board of Directors and AAL Capital Management Corporation with information concerning relevant economic and political developments. AAL Capital Management Corporation will provide services under this agreement in accordance with the Portfolio's investment objectives, policies and restrictions. Unless sooner terminated by the Adviser or Board of Directors upon sixty days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. As of November 30, 1997, AAL CMC managed about $4.4 billion. AAL indirectly owns the all the outstanding stock in AAL Capital Management Corporation.


Oechsle International Advisors, L.P. (Oechsle), with principal offices at One International Place, Boston, Massachusetts 02210, serves as sub-adviser to the AAL Variable Product International Stock Portfolio. Oechsle is a Delaware limited partnership. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. As of November 30, 1997, Oechsle had discretionary management authority with respect to approximately $9.2 billion of assets.

Under its sub-advisory agreement with The Adviser, Oechsle determines which securities and other investments will be purchased, retained or sold for the AAL Variable Product International Stock Portfolio; places orders for the Portfolio; manages the Portfolio's overall cash position; and provides The Adviser with foreign broker research and a quarterly review of international economic and investment developments. The Adviser, among other things, assists and consults with Oechsle in connection with the AAL Variable Product International Stock Portfolio's continuous investment program; reviews the Portfolio's investment policies and restrictions and recommends appropriate changes to the Board of Directors; and provides the Board of Directors and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Portfolio's investment objectives, policies and restrictions. Unless sooner terminated by The Adviser or Board of Directors upon sixty days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.




Custodian, Transfer Agent and Independent Auditors for the Fund

Citibank, N.A., 111 Wall Street, New York, NY 10043, serves as Custodian for the Fund. The Custodian is responsible for holding the Funds' assets and provides certain administrative and accounting services to the Fund, including maintaining the original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on Adviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Fund.

AAL serves as Transfer Agent and Dividend Disbursing Agent for the Fund. In its capacity as Transfer Agent, AAL is responsible for, among other things, issuing shares of the Fund, recording the issuance of those shares, computing the number of issuable shares in the case of an order for a specific dollar amount of shares, processing redemptions and repurchases of shares, maintaining certain shareholder records, mailing proxy cards supplied by the Fund in connection with Fund shareholder meetings, examining and tabulating those proxies that have been returned, and certifying the vote of each Portfolio of the Fund. In its capacity as Dividend Disbursing Agent, AAL is responsible for distributing or crediting income or capital gains payments, as the case may be. AAL receives no monetary compensation for serving as Transfer Agent and Dividend Disbursing Agent for the Fund.

Ernst & Young LLP, 111 East Kilbourn Avenue, Suite 900, Milwaukee, Wisconsin 53202, independent auditors for the Fund, examine and audit the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's federal and state tax returns.

Principal Holders of Securities


As of December 1, 1997, AAL owned of record and beneficially the percentages of each Portfolio's outstanding shares as shown below. As a result of such beneficial ownership. Such control may dilute the effect of the votes of other shareholders of each Portfolio. AAL, which was organized in 1902 under the laws of the State of Wisconsin, is located at 4321 North Ballard Road, Appleton, Wisconsin 54919.


          AAL Variable Product Money Market Portfolio              0.00%
          AAL Variable Product Bond Portfolio                          %
          AAL Variable Product Balanced Portfolio                  0.00%
          AAL Variable Product Large Company Stock Portfolio           %
          AAL Variable Product Small Company Stock Portfolio       0.00%




As of December 1,, 1997, the AAL Variable Annuity Account I owned of record the percentages of each Portfolio's outstanding shares as shown below. The Variable Account is located at 4321 North Ballard Road, Appleton, Wisconsin 54919. Certificate Owners may be deemed to beneficially own shares of one or more of the Portfolios, to the extent that they are given the right to provide voting instructions with regard to shares of those Portfolios. To the knowledge of the Fund, no Certificate Owner beneficially owns five percent or more of any Portfolio.

          AAL Variable Product Money Market Portfolio               100.00%
          AAL Variable Product Bond Portfolio                             %
          AAL Variable Product Balanced Portfolio                   100.00%
          AAL Variable Product Large Company Stock Portfolio        100.00%
          AAL Variable Product Small Company Stock Portfolio        100.00%



As of December 1, , 1997, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any Portfolio.


PORTFOLIO TRANSACTIONS

For more information, please refer to "MANAGEMENT OF THE FUND - - Portfolio Transactions," in the prospectus, which is incorporated herein by reference.

The Adviser directs the placement or orders for the purchase and sale of the Funds' portfolio securities.

The costs of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions. Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

For securities traded primarily in the over-the-counter market, the dealers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the Adviser seeks the best combination of price and execution.

In determining which brokers and dealers provide best price and execution, the Adviser looks primarily to the price quoted by the broker or dealer, and normally places orders with the broker or dealer through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Portfolio, the Adviser will consider all factors deemed relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Assuming equal execution capabilities and price, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The Adviser may consider "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Portfolios' net asset values, and other information provided to the Fund or to the Adviser. The Adviser may also cause a Portfolio to pay to a broker who provides brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Adviser must determine, in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

Brokerage commissions paid by each of the Portfolios listed below were as follows:


                                                          Period ended
                                                       December 31, 1997
AAL Variable Product Money Market Portfolio                   N/A
AAL Variable Product Bond Portfolio                           N/A
AAL Variable Product Balanced Portfolio                        $
AAL Variable Product Large Company Stock Portfolio             $
AAL Variable Product Small Company Stock Portfolio             $
AAL Variable Product International Stock Portfolio            N/A
AAL Variable Product High Yield Bond Portfolio                N/A

Certain of the Portfolios acquired securities of their regular brokers or dealers, or their parents, during the period from January 1, 1997 through December 31, 1997. As of December 31, 1997, the market value of each Portfolio's aggregate holdings of each broker's securities was as follows:


AAL Variable Product Money Market Portfolio:

Broker                              Market Value

Merrill Lynch & Co.                 $        (commercial paper)


C.S. First Boston                   $        (commercial paper)


AAL Variable Product Balanced Portfolio:

Broker                              Market Value

Merrill Lynch & Co.                 $        (common stock)
                                    $        (commercial paper)

C.S. First Boston                   $        (commercial paper)

AAL Variable Product Large Company Stock Portfolio:

Broker                              Market Value

Merrill Lynch & Co.                 $        (common stock)
Merrill Lynch & Co.                 $        (commercial paper)

AAL Variable Product Small Company Stock Portfolio:

Broker                              Market Value

Merrill Lynch & Co.                 $        (commercial paper)

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios' dividends from net investment income together with distributions of short-term capital gains (collectively "income dividends") are taxable as ordinary income to AAL as sole shareholder, whether reinvested in additional shares or paid in cash. Any long-term capital gains ("capital gain distributions") distributed to shareholders are treated as such by the shareholder, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. All of the Portfolios intend to distribute all their net investment income and net realized long-term capital gains. The AAL Variable Product Small Company Stock, Large Company Stock, Bond and Balanced Portfolios expect to pay any income dividends monthly. The AAL Variable Product Money Market Portfolio will accrue income dividends daily and expects to pay these dividends daily. All of the Portfolios expect to distribute long-term capital gains, if any, annually.

The fact that dividends and distributions may be taxable to AAL as sole shareholder does not necessarily imply a tax consequence to the Owner. For information regarding tax consequences to Owners, please refer to "FEDERAL TAX STATUS" in the Certificate prospectus.

CALCULATION OF YIELD AND TOTAL RETURN

From time to time the Fund may advertise yield and total return for various periods of investment. Such advertisements will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Performance information should be considered in light of the particular Portfolio's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable periods and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments, when comparing a particular Portfolio's performance to any performance data published for alternative investments.

Standardized Performance Information

Average Annual Total Return. For each of the Portfolios, except the AAL Variable Product Money Market Portfolio, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (or, in the case of a start-up Fund such as this, the portion thereof during which the Fund has been in existence) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P (1 + T)n =  ERV

Where:

         P        =        A hypothetical $1,000 initial payment;
         T        =        Average annual total return;
         n        =        Number of years;
         ERV               = Ending  redeemable  value of a hypothetical  $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods (or fractional portion thereof).

For the period from June 14, 1995 (commencement of operations) through December 31, 1996, the average annual total return* for each Portfolio was as follows:

                                                         Average Annual
Portfolio                                                Total Return*

AAL Variable Product Money Market Portfolio                  5.34%
AAL Variable Product Bond Portfolio                          5.77%
AAL Variable Product Balanced Portfolio                     16.47%
AAL Variable Product Large Company Stock Portfolio          25.68%
AAL Variable Product Small Company Stock Portfolio          18.93%


For the period from January 1, 1996 through December 31, 1996, the average annual total return* for each Portfolio was as follows:

                                                         Average Annual
Portfolio                                                Total Return*

AAL Variable Product Money Market Portfolio                  5.23%
AAL Variable Product Bond Portfolio                          3.10%
AAL Variable Product Balanced Portfolio                     13.65%
AAL Variable Product Large Company Stock Portfolio          22.47%
AAL Variable Product Small Company Stock Portfolio          18.19%


For the period from January 1, 1997 through December 31, 1997, the average annual total return* for each Portfolio was as follows:

                                                         Average Annual
         Portfolio                                       Total Return*

AAL Variable Product Money Market Portfolio                      %
AAL Variable Product Bond Portfolio                              %
AAL Variable Product Balanced Portfolio                          %
AAL Variable Product Large Company Stock Portfolio               %
AAL Variable Product Small Company Stock Portfolio               %


* The total return figures provided for each Portfolio (except for the Money Market Portfolio) are provided on an annualized, basis, for the period indicated. Additionally, these values reflect the deduction of a .35% annual management fee, but do not reflect Portfolio expenses which are voluntarily paid by AAL or reimbursed by AAL. Without the payment and reimbursement of expenses by AAL, which can be changed on 30 days notice, these total returns would have been lower.


Current  Yield.  Current yield  quotations  for the  Portfolios,  except the AAL
Variable Product Money Market Portfolio, are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield= 2[(((a-b)/cd)+1)^6-1]

         a =      Dividends and interest earned during the period;
         b =      Expenses accrued for the period (net of reimbursements);
         c =      The average  daily number of shares  outstanding  during the period that were entitled to receive dividends; and
         d =      The maximum offering price per share on the last day of the period.

For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage-backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on common and preferred stocks is determined by using the stated annual dividend rate applied over the performance period.


For the one-month period ended December 31, 1997, the current yield for the AAL Variable Product Bond Portfolio was % and for the AAL Variable Product Balanced Portfolio was %.


Calculation of Yield -- AAL Variable Product Money Market Portfolio

The AAL Variable Product Money Market Portfolio may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the net change in account value for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes.

The yields then are computed as follows:

Current Yield = (Net Change in Account Value/Beginning Account Value) x (365/7)

Effective   Yield  =   [(Net   Change   in   Account   Value/Beginning   Account
Value)^(365/7)]-1

In addition to fluctuations reflecting changes in net income of the Portfolio resulting from changes in income earned on its portfolio securities and in its expenses, the Portfolio's yield also would be affected if the Portfolio were to restrict or supplement its dividends in order to maintain its NAV at $1.00 per share. See "PURCHASES AND REDEMPTIONS--The AAL Variable Product Money Market Portfolio--Amortized Cost Valuation." Portfolio changes resulting from net purchases or net redemptions of Portfolio shares may affect yield. Accordingly, the Portfolio's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Portfolio's yield is not guaranteed, nor is its principal insured; however, the Portfolio will attempt to maintain its NAV per share at $1.00.


For the seven days ended December 1, 1997, the Current and Effective Yields of the AAL Variable Product Money Market Portfolio were % and %, respectively.


Other Performance Information

All of the Portfolios may, from time to time, include in their advertisements, total return quotations computed for a time period, or by a method which differs from the computations described in the foregoing section. Calculations of the growth of an investment, at various assumed interest rates and compounding, may be used to show the effect of the length of time, interest rate and/or tax deferral on an investment.

Comparison of the Portfolio's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should consider differences between the Portfolio and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of taxes on alternative investments.

The Portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form, or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The Portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of an Owner.

PRICING CONSIDERATIONS

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Directors, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Generally, trading in U.S. government securities and other fixed income securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in determining the NAV of a Portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Portfolio's NAV. If events materially affecting the value of the Fund's securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Directors.

GENERAL

The Fund's Articles and Bylaws permit its Directors to issue up to 2 billion shares of common stock on a full or fractional share basis, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Portfolio. Each share represents an interest in a Portfolio proportionately equal to the interest of each other share. If the Fund were to liquidate, all shareholders of a Portfolio would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board may create additional classes of shares which may differ from each other only as to dividends or, as is the case with the Portfolios, have separate assets and liabilities (in which case any such class would have a designation including the word "series").

Income and operating expenses are generally allocated to the Portfolio in which the related assets are held. In the event that there are any assets, income, liabilities, or expenses which are not readily identifiable as belonging to any particular Portfolio, the Directors will allocate them among any one or more of the Portfolios in such manner and on such basis as the Directors, in their sole discretion, deem fair and equitable.

FINANCIAL STATEMENTS


The financial statements of the Fund for the period January 1, 1997 through December 31, 1997, and the report of the Fund's independent auditors thereon, previously filed and available upon request without charge, are incorporated by reference into this SAI.

PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:

Part A. The audited financial highlights of the AAL Variable Product Series Fund, Inc. ("Fund" or "Registrant") are included in Part A of this Form N-1A Registration Statement.

Part B. The audited financial statements for the Fund for year ended December 31, 1997 are not yet available. They will be filed in a 485(b) filing intended to be made in February, 1998. The financial statements to be included in Part B will be :

       Schedules of  Investments as of December 31, 1997
       Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended
          December 31, 1997 and 1996
       Notes to Financial Statements
       Financial Highlights
       Report of Independent Auditors

    (b)      Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from Registrant's prior Registration Statement, as amended.

          (11)(a) Consent of Independent Auditors to be filed by amendment pursuant to Rule 485(b) prior to effectiveness of this Amendment.

          (17) The Financial Data Schedule required to be filed pursuant to Form N-1A, Item 24(b)(17), is filed herewith as Exhibit 27, as dictated by the Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval System.

          (27) Financial Data Schedule.


Item 25.  Persons Controlled by or under Common Control with Registrant

AAL may be deemed to control the Bond Portfolio of the Fund. In response to this item, the information set forth in Item 26 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of AAL Variable Annuity Account 1, being filed simultaneously herewith, is hereby incorporated by reference.

Item 26.  Number of Holders of Securities.

As of November 30, 1997 the Fund had the following number of shareholders of record:

Title of Class                        Number of Record Holders
--------------                        ------------------------
Large Company Stock Portfolio                   1
Small Company Stock Portfolio                   1
Bond Portfolio                                  2
Balanced Portfolio                              1
Money Market Portfolio                          1
International Stock Portfolio                   0
High Yield Bond Portfolio                       0

Item 27.  Indemnification.

Section E, subsection (viii) of Article SEVENTH of Registrant's Articles of Incorporation states as follows:

       "(E) (viii) Indemnification and Limitation of Liability. To the fullest extent permitted by Maryland and Federal law, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or the holders of shares of its series or classes for money damages and each Director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any Director or officer of the Corporation against any liability to the Corporation or the holders of shares of its series or classes to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office."

Moreover, Article X of the By-Laws further provides:

       "Section 10.01. Indemnification: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former Director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses, as provided below, shall be made in accordance with the procedures set forth in the Maryland General Corporation Law. [MGCL, Section 2-418(b)]

       Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct"). [Investment Company Act, Section 17(h)]

       Anything  in  this  Article  X  to  the  contrary   notwithstanding,   no
indemnification shall be made by the Corporation to any Indemnitee unless:

       (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

       (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in
                   Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii) an  independent  legal  counsel in a Written  opinion.  [MGCL,
                  Section 2-418(e)]

       Section 10.02. Advance Payment of Expenses: The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. [MGCL, Section 2-418(f)]

       Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon receipt of: (a) a written affirmation by the Indemnitee of his good faith that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met and (b) a written undertaking by such Indemnitee to repay the advance if it is ultimately determined that such standard of conduct has not been met, and if one of the following conditions is met:

     (a)  the Indemnitee provides a security for his undertaking; or

     (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

     (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i) a majority of a quorum of Directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii) an independent legal counsel in a written opinion.

       Section 10.03. Insurance of Officers,  Directors,  Employees, and Agents:
To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability assessed against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [MGCL,
Section 2-418(k)]

       Pursuant to a resolution, dated February 7, 1996, the Board of Directors of AAL resolved that AAL would indemnify the Fund in an amount not to exceed the total sum of five million dollars ($5,000,000), in the event the Fund advances or indemnifies the expenses of any officer or director of the Fund for defense litigation costs, or if the Fund incurs or pays any expenses, judgments, fines or settlements incurred by a director or officer of the Fund for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. However, in no event would AAL provide indemnification for any director's or officer's liability which arises from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's position.

       Section 2(d) of the Investment Advisory Agreement between AAL and the Fund provides that the Fund will indemnify the Adviser (and its officers, directors, agents, employees and controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Advisers' conduct under the Agreement, to the extent permitted under the Fund's Articles and By-Laws and applicable law; provided that said indemnity does not extend to liabilities resulting from the indemnitee's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Agreement.

       Pursuant to Section 7.1 of the Participation Agreement AAL agrees to indemnify the Fund and its directors, officers and controlling persons against certain liabilities. Pursuant to Section 7.2 of said Participation Agreement, the Fund agrees to indemnify AAL and its directors, officers, employees and control persons, some of whom are also directors, officers or affiliated persons of the Fund, against certain liabilities. Section 7.1 and 7.2 are incorporated by reference into this response to Item 27.

       Section 14 of the Transfer Agency Agreement between AAL and Fund provides, in part, that the Fund shall indemnify AAL from loss resulting from any claim in connection with the performance of the duties under the Agreement; provided, however, that the indemnification shall not apply to AAL's actions or omissions in cases of AAL's gross negligence, bad faith or willful misfeasance in the performance of its duties, or that of AAL's officers, agents and employees in the performance of the Agreement.

       Section 8 of the Administrative Services Agreement provides, in part, that AAL Capital Management Corporation ("AALCMC") (and its officers, directors, employees, and any person performing certain functions on behalf of the Fund at the direction or request of AALCMC) shall not be liable for any error of judgment, mistake of law, or loss suffered by AAL or the Fund, in connection with matters to which the Administrative Services Agreement relates, except for loss resulting from willful misfeasance, bad faith, or negligence in the performance of the duties on behalf of AAL or the Fund, or from reckless disregard of the duties under the Administrative Services Agreement.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of registrant pursuant to the foregoing provisions, or otherwise, registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, officer or controlling person of registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

Aid Association for Lutherans (the "Adviser") is the investment adviser of the Registrant. Information as to the business, profession, vocation or employment of a substantial nature of the Adviser and its directors and officers is provided in Registrant's Statement of Additional Information, and the Form ADV filed by the Adviser under the Investment Advisers Act of 1940, both of which are hereby incorporated by reference.

We hired Oechsle International Advisors, L.P. (Oechsle), a Delaware limited partnership, with principal offices at One International Place, Boston, Massachusetts, 02110, as the Sub-adviser to the Portfolio. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle currently manages approximately $9.967 billion in assets. Oechsle began serving as sub-adviser to the Portfolio at its inception on March 1, 1998.

Oechsle makes the day-to-day investment decisions for the Portfolio under our direction and control. Oechsle determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.

We have also hired AAL Capital Management Corporation (AALCMC) to provide portfolio management services for the High Yield Bond Portfolio. AALCMC is a registered investment adviser and is an affiliate of ours. In addition to being the sub-adviser, AALCMC is also the distributor of the AAL Variable Annuity and AAL Variable Life Insurance Certificates. Under our Sub-Advisory Agreement, AALCMC determines which securities to purchase and sell, arranges the purchases and sales, and gives other help in formulating and implementing the investment program for the Portfolio.


Item 29.  Principal Underwriters.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

Item 30.  Location of Accounts and Records.

The accounts, books and other documents required to be maintained by registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant and Registrant's Custodian, as follows: the documents required to be maintained by paragraphs
(4),  (5),  (6),  (7), (9), (10) and (11) of Rule 31a-l(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 31.  Management Services.

Not applicable.

Item 32.  Undertakings.

(a)    Not applicable.

(b)    Not applicable.

(c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Appleton and State of Wisconsin, on the 16th day of December, 1997.

                                   AAL VARIABLE PRODUCT SERIES FUND, INC.



                                   By:   /s/ Steven A. Weber
                                         --------------------------------
                                         Steven A. Weber
                                         President

       Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/ Steven A. Weber                President                   December 16, 1997
-----------------------------      (Principal Executive Officer)
Steven A. Weber



/s/ Carl J. Rudolph                Treasurer                   December 16, 1997
-----------------------------      (Principal Accounting
Carl J. Rudolph                    Financial Officer)


All of the Board of Directors:

       Gregory F. Campbell           Ronald G. Anderson
       Richard L. Gady               John O. Gilbert
       D.W. Russler                  Steven A. Weber
       Lawrence M. Woods

       Steven A. Weber, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Directors of AAL Variable Product Series Fund, Inc. pursuant to the powers of attorney duly executed by such persons.


/s/ Steven A. Weber                                            December 16, 1997
-----------------------------
Steven A. Weber
Attorney-in-Fact

                     AAL VARIABLE PRODUCT SERIES FUND, INC.


                                INDEX TO EXHIBITS

    Exhibit
    Number:  Exhibit
         (27)     Financial Data Schedule.